Exhibit 99.6
VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL STOCK OPTION GRANT
Unless otherwise defined in this Notice of Global Stock Option Grant (this “Notice”), any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
The individual named below (the “Participant”) has been granted an option (the “Option”) to purchase shares of Common Stock of the Company (“Shares”) under the Plan, subject to the terms and conditions of the Plan, the attached Global Stock Option Award Agreement (the “Agreement”, which shall include and incorporate by reference any appendix thereto for Participant’s country (the “Appendix”)) and this Notice, which incorporates the Plan and the Agreement by reference.
Name:
Address
Vesting Commencement Date
Grant Number:
Date of Grant:
Exercise Price Per Share (in US Dollars):
Total Number of Shares:
Type of Option:
Expiration Date:    [Veracyte to insert expiration date] The Option expires earlier if Participant’s Service terminates earlier, as provided in the Agreement.
Vesting Schedule:    Subject to the limitations set forth in this Notice, the Agreement and the Plan, the Option will vest and may be exercised, in whole or in part, in accordance with the following schedule: [Veracyte to insert vesting schedule]

[Include, as applicable: Notwithstanding the foregoing and if applicable, this Option is also subject to Participant’s Change of Control and Severance Agreement to the extent in effect at the time of termination.]

By accepting (whether in writing, electronically or otherwise) the Option, Participant understands, acknowledges and agrees to the following:
The Option is granted under and governed by the terms and conditions of this Notice, the Agreement and the Plan.
The vesting of the Option pursuant to this Notice is subject to Participant’s continuing Service. Participant’s Service is for an unspecified duration and can be terminated at any time (i.e., is “at-will”), except where otherwise prohibited by applicable law, and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. To the extent permitted by applicable law, the Vesting Schedule may change prospectively in the event that Participant’s Service status changes (including but not limited to Participant’s transition to working on a part-time basis) and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of equity awards or as determined by the Committee and to the extent permitted by applicable law. Notwithstanding the foregoing, except as otherwise required by applicable laws, (a) Participant’s Service does not terminate when Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing or if continued crediting of Service is required by the terms of the leave or by applicable law, but Participant’s Service does terminate when the approved leave ends, unless Participant immediately return to active work and (b) unless determined otherwise by the Committee, vesting of the Option will be suspended during any unpaid leave of absence.
The Option is granted by the Company at its sole discretion, and does not entitle Participant to further grant(s) of Option(s) or any other award(s) under the Plan or any other plan or program maintained by the Company or any Parent, Subsidiary or Affiliate.
Participant has read this Notice, the Agreement, the Plan and the Company’s policy covering transactions in the Company’s securities by Employees and/or Directors of the Company (the “Insider Trading Policy” and agrees to comply with any such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
References to this Notice, the Agreement and the Plan include the electronic representation of each such document established and maintained by the Company or a third party designated by the Company. By accepting the Option, Participant consents to the electronic delivery and participation in the Plan as set forth in the Agreement.

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VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
GLOBAL STOCK OPTION AWARD AGREEMENT
Unless otherwise defined in the Notice of Global Stock Option Grant (the “Notice”) to which this Global Stock Option Award Agreement (this “Agreement”, which shall include and incorporate by reference any appendix hereto for Participant’s country (the “Appendix”)) is attached or this Agreement, any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
1.    Grant of Option. The Participant has been granted an Option to purchase Shares, subject to the terms and conditions of the Notice, this Agreement and the Plan. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if the Option is intended to be an ISO, to the extent that it exceeds the U.S. $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NQSO”).
2.    Term of Option; Vesting and Exercisability. The Option shall in any event expire on the Expiration Date set forth in the Notice, which date is no later than the close of business at Company headquarters the day immediately prior to the date ten (10) years after the Date of Grant (five (5) years after the Date of Grant if the Option is designated as an ISO in the Notice and Participant is a Ten Percent Stockholder on the Date of Grant), or on such earlier date following Participant’s termination of Service as provided in Section 3 below. Subject to the applicable provisions of the Notice, this Agreement and the Plan, the Option shall vest, subject to Participant’s continuing Service, and may be exercised, in whole or in part, during its term in accordance with the Vesting Schedule as set forth in the Notice.
3.    Post-Termination Exercise Periods. In the event Participant’s Service terminates (the effective date of such termination, the “Termination Date”), the period during which Participant may exercise the Option following the Termination Date will be as set forth below. Participant is responsible for keeping track of these exercise periods following termination of Participant’s Service, as the Company will not provide further notice thereof.
(a)    General Rule. Except as provided in the Notice or as otherwise provided by the Committee, and subject to the Plan, if Participant’s Service terminates for any reason except for Cause (solely to the extent that the Committee provides for an earlier expiration as permitted by Section 3(c)) below) or Participant’s death or Disability, then Participant may exercise Participant’s Options only to the extent that such Options would have been exercisable by Participant on the Termination Date no later than the close of business at Company headquarters on the date three (3) months after the Termination Date (with any exercise beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NQSO), but in any event no later than the Expiration Date of the Option as set forth in the Notice.
(b)    Death. Except as provided in the Notice or as provided otherwise by the Committee, and subject to the Plan, if Participant’s Service terminates because of Participant’s death (or Participant dies within three (3) months after Participant’s Service terminates except for Cause or because of the Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than the close of business at Company headquarters on the date twelve (12)

months after the Termination Date, but in any event no later than the Expiration Date of the Option as set forth in the Notice.
(c)    Disability. Except as provided in the Notice or as provided otherwise by the Committee, and subject to the Plan, if Participant’s Service terminates because of Participant’s Disability, then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or the Participant’s legal representative or authorized assignee) no later than the close of business at Company headquarters on the date twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s Service terminates when the termination of employment is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the Expiration Date of the Option as set forth in the Notice.
(d)    Cause. If a Participant’s Service is terminated for Cause or if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Services), then, the Committee may require in its sole discretion either contemporaneously with or after the Participant’s termination that Participant’s Options (whether or not vested) shall expire effective as of Participant’s Termination Date, but in any event no later than the expiration date of the Options. Unless otherwise provided in this Agreement, an employment agreement or other applicable agreement, Cause shall have the meaning set forth in the Plan.
(e)    Determination and Effect of Termination of Service. Except as provided in the Notice or as provided otherwise by the Committee, Participant’s Service will be deemed terminated as of the date Participant is no longer actively providing Services (regardless of the reason for such termination and notwithstanding any subsequent finding that such termination was invalid or in breach of employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any). Participant’s right to vest in the Option will terminate as of the Termination Date and Participant’s right to exercise the Option after the Termination Date, if any, will be measured from the Termination Date and will not be extended by any notice period or period of “garden leave” mandated under employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any. The Committee, in its sole discretion, determines when and whether Participant’s Service terminates for all purposes under this Agreement (including whether Participant may still be considered to be actively providing Services while on a leave of absence). If Participant does not exercise the Option prior to the Expiration Date as set forth in the Notice or within the applicable time period, if any, following termination of Participant’s Service as set forth in this Section 3, the Option shall terminate in its entirety.
4.    Exercise of Option.
(a)    Right to Exercise. Subject to Section 3 above, the Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of this Agreement and the Plan. The Option may not be exercised for a fraction of a Share.
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(b)    Method of Exercise. To exercise the Option, Participant must deliver (i) an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan and (ii) payment of the aggregate Exercise Price (as set forth in the Notice) as to all Exercised Shares together with any Tax-Related Items withholding (as defined below), which delivery shall be in person, by mail, via electronic mail, transmission via online brokerage system or facsimile or by other authorized method designated by the Company. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such payment of the aggregate Exercise Price and any Tax-Related Items.
(c)    Issuance of Shares. No Shares shall be issued pursuant to the exercise of the Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed and any exchange control restrictions. Assuming such compliance, for United States income tax purposes the Exercised Shares shall be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
(d)    Exercise by Person Other than Participant. Provided the Company is satisfied that the Option has been transferred to such person in compliance with this Agreement, including but not limited to Section 6 below, exercise of the Option by a person other than Participant shall be subject to this Agreement, the Notice and the Plan, and must be undertaken in accordance with this Section 4 no later than the Expiration Date of the Option as set forth in the Notice or such earlier date as set forth in Section 3 above.
5.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant unless otherwise indicated:
(a)    cash;
(b)    personal check (representing readily available funds), wire transfer, or a cashier’s check;
(c)    if authorized by the Committee, by surrender of certificates for shares of Company stock that Participant owns, along with any forms needed to effect a transfer of those shares to the Company; the value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option Exercise Price. Instead of surrendering shares of Company stock, Participant may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to Participant. However, Participant may not surrender, or attest to the ownership of, shares of Company stock in payment of the Exercise Price of Participant’s Option if Participant’s action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes;
(d)    a “broker-assisted” or “same-day sale (i.e., through irrevocable directions (given by signing a special notice of exercise form provided by the Company) to a securities broker approved by the Company to sell all or part of the Shares covered by the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any Tax-Related Items, with the balance of the sale proceeds, if any, delivered to Participant unless otherwise provided in this Agreement); or
(e)    other method of payment as is permitted by applicable law and authorized by the Committee;
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provided, however, that the Company may restrict the available methods of payment to facilitate compliance with applicable law or administration of the Plan. In particular, if Participant is located outside the United States, Participant should review the applicable provisions of the Appendix for any such restrictions that may currently apply.
6.    Limited Transferability of Option. Except as set forth in this section or unless otherwise permitted by the Committee on a case-by-case basis, the Option may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by Participant. Notwithstanding anything else in this section, if permitted by the Committee, in its sole discretion, a NQSO may be transferred by instrument to an inter vivos or testamentary trust in which the NQSO is to be passed to beneficiaries upon the death of the trustor (settlor), to a guardian on the disability or to an executor on death of the NQSO holder, or by gift or pursuant to domestic relations orders to Participant’s Immediate Family (as defined below), provided that any such permitted transferees may not transfer NQSOs to parties other than Participant or Participant’s Immediate Family (transfers between a Participant’s Immediate Family and between a Participant’s Immediate Family and Participant are permitted). For the sake of clarification, multiple transfers of NQSOs may be made, by gift or pursuant to domestic relations orders, back and forth between Immediate Family and a Participant pursuant to this section. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner sharing the same household, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or Participant) control the management of assets, and any other entity in which these persons (or Participant) own more than fifty percent (50%) of the voting interests. The Committee will allow Participant to transfer this Option only if both Participant and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by the Notice, this Agreement and the Plan. The terms of the Notice, this Agreement and the Plan shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.
7.    Tax Consequences. Participant acknowledges that there may be tax consequences related to the Option and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to exercise of the Option or disposition of the Shares in the jurisdiction where Participant is subject to tax.
(a)    Responsibility for Taxes. Participant acknowledges that, to the extent permitted by applicable law, regardless of any action taken by the Company or a Parent, Subsidiary or Affiliate employing or retaining the Participant (as applicable, the “ Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting in or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER
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APPROPRIATELY QUALIFIED IN EACH OF THE JURISDICTIONS, INCLUDING THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION, BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
(b)    Withholding. Prior to the relevant taxable or tax withholding event, as applicable, to the extent permitted by applicable law, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following:
i.    withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
ii.    withholding Shares to be issued upon exercise of the Option, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum statutory withholding amounts;
iii.    withholding from proceeds of the sale of Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent;
iv.    Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
v.    any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then prior to the Tax-Related Items withholding event the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for Participant’s tax jurisdiction(s). In the event of over-withholding, Participant will have no entitlement to the equivalent amount in Shares and may receive a refund of any over-withheld amount in cash (in accordance with applicable law. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Exercised Shares, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
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(c)    Notice of Disqualifying Disposition of ISO Shares. If Participant is subject to Tax-Related Items in the United States and sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of any wages or other cash compensation paid to Participant by the Company and/or the Employer or any Parent, Subsidiary or Affiliate.
8.    Appendix. Notwithstanding any provisions in this Agreement, the Option will be subject to any special terms and conditions for Participant’s country, as set forth in the Appendix, which constitutes part of this Agreement. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.
9.    Compliance with Laws and Regulations; Legends. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares pursuant to this Option, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
10.    Plan Discretionary; Extraordinary Compensation. In accepting the Option, Participant acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Options or other equity awards, or benefits in lieu thereof, even if Options or other equity awards have been granted in the past;
(c)    all decisions with respect to future Option or other equity awards, if any, will be at the sole discretion of the Company;
(d)    the Option grant and Participant’s participation in the Plan shall not create a right to employment or service or be interpreted as forming or amending an employment or
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service contract with the Company, the Employer or any Parent, Subsidiary or Affiliate, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate, as applicable, to terminate Participant’s Service (if any);
(e)    the Option is granted as an incentive for future services and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, a Parent, Subsidiary or Affiliate;
(f)    Participant is voluntarily participating in the Plan;
(g)    the Option and any Shares acquired under the Plan, and income and value of same, are not intended to replace any pension rights or compensation;
(h)    the Option and any Shares acquired under the Plan and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, leave-related pay, pension or retirement or welfare benefits or similar mandatory payments;
(i)    unless otherwise agreed with the Company in writing, the Option and any Shares acquired under the Plan, and the income and value of same, are not granted as consideration for, or in connection with, any Service Participant provides as a director of the Company, its Parent, Subsidiary or Affiliate;
(j)    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
(k)    if the underlying Shares do not increase in value, the Option will have no value;
(l)    if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(m)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from Participant’s termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or retained or the terms of Participant’s employment or service agreement, if any);
(n)    unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and
(o)    neither the Company, the Employer nor any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.
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11.    Data Privacy.
(a)    Data Privacy Consent. By electing to participate in the Plan via the Company’s online acceptance procedure, Participant is declaring that Participant agrees with the data processing practices described herein and consent to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other) data protection law perspective, for the purposes described herein.
(b)    Declaration of Consent. Participant understands that Participant needs to review the following information about the processing of Participant’s personal data by or on behalf of the Company, the Employer and/or any Parent, Subsidiary or Affiliate as described in this Agreement and any other Plan materials (the “Personal Data”) and declare Participant’s consent. As regards the processing of Participant’s Personal Data in connection with the Plan and this Agreement, Participant understands that the Company is the controller of Participant’s Personal Data.
(c)    Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about Participant for the purposes of allocating Shares and implementing, administering and managing the Plan. Participant understands that this Personal Data may include, without limitation, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor. The legal basis for the processing of Participant’s Personal Data, where required, will be Participant’s consent.
(d)    Stock Plan Administration Service Providers. Participant understands that the Company may transfer Participant’s Personal Data, or parts thereof, to an independent service provider based in the United States to assist the Company with the implementation, administration and management of the Plan. Participant understands and acknowledges that the Company’s service provider will open an account for Participant to receive and trade Shares acquired under the Plan and that Participant will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of Participant’s ability to participate in the Plan.
(e)    International Data Transfers. Participant understands that the Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan are based in the United States. Participant understands and acknowledges that Participant’s country may have enacted data privacy laws that are different from the laws of the United States. For example, the European Commission has issued only a limited adequacy finding with respect to the United States that applies solely if and to the extent that companies self-certify and remain self-certified under the EU/U.S. Privacy Shield program. The Company does not currently participate in the EU/U.S. Privacy Shield Program. The Company’s legal basis for the transfer of Participant’s Personal Data is Participant’s consent.
(f)    Data Retention. Participant understands that the Company will use Participant’s Personal Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax and securities laws. In the latter case, Participant understands and acknowledges that the Company’s legal basis for the processing of Participant’s Personal
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Data would be compliance with the relevant laws or regulations. When the Company no longer needs Participant’s Personal Data for any of the above purposes, Participant understands the Company will remove it from its systems.
(g)    Voluntariness and Consequences of Denial/Withdrawal of Consent. Participant understands that Participant’s participation in the Plan and Participant’s consent is purely voluntary. Participant may deny or later withdraw Participant’s consent at any time, with future effect and for any or no reason. If Participant denies or later withdraws Participant’s consent, the Company can no longer offer Participant participation in the Plan or offer other equity awards to Participant or administer or maintain such awards and Participant would no longer be able to participate in the Plan. Participant further understands that denial or withdrawal of Participant’s consent would not affect Participant’s status or salary as an employee or Participant’s career and that Participant would merely forfeit the opportunities associated with the Plan.
(h)    Data Subject Rights. Participant understands that data subject rights regarding the processing of Personal Data vary depending on the applicable law and that, depending on where Participant is based and subject to the conditions set out in the applicable law, Participant may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about Participant and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about Participant that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of Participant’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of Participant’s Personal Data in certain situations where Participant feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of Participant Personal Data that Participant has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or Participant’s employment and is carried out by automated means. In case of concerns, Participant understands that Participant may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, Participant’s rights, Participant understands that Participant should contact Participant’s local human resources representative.
(i)    Alternate Basis and Additional Consents. Finally, Participant understands that the Company may rely on a different basis for the collection, processing or transfer of Personal Data in the future and/or request that Participant provide another data privacy consent. If applicable, Participant agrees that upon request of the Company or the Employer, Participant will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from Participant for the purpose of administering Participant’s participation in the Plan in compliance with the data privacy laws in Participant’s country, either now or in the future. Participant understands and agrees that Participant will not be able to participate in the Plan if Participant fails to provide any such consent or agreement requested by the Company and/or the Employer.
12.    Insider Trading Restrictions/Market Abuse Laws. By participating in the Plan, Participant agrees to comply with the Company’s Insider Trading Policy (to the extent applicable to Participant). Depending on Participant’s country or the Company’s designated broker's country or the country where the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to accept, acquire,
    9

sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., the Option) or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancelation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant could be prohibited from (a) disclosing the inside information to any third party, which may include Participant’s fellow employees or service providers and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Insider Trading Policy. Participant is responsible for ensuring compliance with any applicable restrictions and should consult Participant’s personal legal advisor on this matter.
13.    Foreign Asset/Account or Tax Reporting; Exchange Controls. Participant’s country may have certain foreign asset/account or tax reporting requirements and/or exchange controls that may affect Participant’s ability to acquire or hold the Option or Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets, or transactions to the tax or other authorities in Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to Participant’s country through a Company designated broker or bank and/or within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to be compliant with such regulations and Participant understands and agrees that Participant should consult Participant’s personal legal and tax advisors for any details.
14.    Adjustment. In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by the Option and the Exercise Price per Share may be adjusted pursuant to the Plan.
15.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
16.    Award Subject to Company Clawback or Recoupment. The Option, including the Shares underlying the Option, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s Option (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s Option and the Shares underlying the Option.
17.    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s grant, vesting or exercise of the Option, participation in the Plan or acquisition or sale of the Shares underlying the Option. Participant acknowledges, understands and agrees that Participant should consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s grant, vesting in or exercise of the Option, participation in the Plan or acquisition or sale of the Shares underlying the Option before taking any action related thereto.
18.    Consent to Electronic Delivery of All Plan Documents and Disclosures. By acceptance of the Notice (whether in writing, electronically or otherwise), Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses
    10

required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant agrees to notify the Company upon any change in Participant’s residence address indicated in the Notice or any electronic mail address provided.
19.    Language. Participant acknowledges that Participant is sufficiently proficient in the English language, or has consulted with an advisor who is sufficiently proficient in the English language, so as to allow Participant to understand the terms and conditions of this Agreement, the Notice and the Plan. Further, if Participant has received this Agreement, the Notice or the Plan, or any other document related thereto, translated into a language other than the English language, and if the meaning of the translated version is different than the English language version, the English language version will control.
20.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
21.    Acknowledgements. The Company and Participant agree that the Option is granted under and governed by the Notice, the Plan and this Agreement, which incorporates the Plan and the Notice by reference. Participants acknowledges having received copies of and carefully read the Plan, the Plan prospectus, the Notice and this Agreement, and confirms Participant fully understands all provisions of such documents. Participant has had an opportunity to obtain the advice of counsel prior to executing the Notice, and hereby accepts the Option subject to all of the terms and conditions set forth in the Notice, this Agreement and the Plan.
22.    Severability. If one or more provisions of the Notice or this Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, then (i) such provision shall be excluded from the Notice or this Agreement, as applicable, (ii) the balance of the Notice and this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Notice and this Agreement shall be enforceable in accordance with their terms.
    11

23.    Governing Law and Venue. The Notice and this Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the Northern District of California or, if such court does not have subject matter jurisdiction, the courts of the State of California sitting in the County of San Francisco, and any appellate courts thereof. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
24.    Entire Agreement; Enforcement of Rights. The Notice, this Agreement (including the Appendix) and the Plan constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No adverse modification of or adverse amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
BY ACCEPTING THE OPTION, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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Appendix to the
Global Stock Option Award Agreement
Veracyte, Inc. 2023 Equity Incentive Plan
Country-Specific Provisions

Capitalized terms, unless explicitly defined in this Appendix, shall have the meanings given to them in the Notice, the Agreement or the Plan.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Option granted to you under the Plan if you reside and/or work in one of the countries listed below.  If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency between countries after the Date of Grant, the Company will, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to you.

Notifications

This Appendix also includes information regarding securities, exchange control, foreign asset/account reporting and certain other issues of which you should be aware with respect to your participation in the Plan.  The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of June 2020. Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you exercise the Option or you sell Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your individual situation.

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

Finally, if you are a citizen or resident (or are considered as such for local tax purposes) of a country other than the one in which you are currently residing and/or working, or if you transfer employment and/or residency after the Date of Grant, the information contained herein may not be applicable to you in the same manner.

FRANCE

Tax Information

The Options are not intended to be French tax-qualified awards.

Exchange Control Information

The Participant must declare to the customs and excise authorities any cash and securities the Participant imports or exports without the use of a financial institution when the value of such cash or securities exceeds a certain amount. The Participant should consult with the Participant’s professional advisor. In addition, if the Participant is a French resident, the Participant may hold stock outside France provided the Participant declares all foreign bank and brokerage accounts on an annual basis (including the accounts that were open and those that were closed during the tax year) on a specific form in the Participant’s income tax return.

Securities Law

This offer does not require a prospectus to be submitted for approval to the Autorité des marchés financiers (“AMF”). The Participant may take part in the offer solely for his or her own account and any financial instruments thus acquired cannot be distributed directly or indirectly to the public otherwise than in accordance with Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Monetary and Financial Code. The information provided to the Participant in this Agreement, the Plan or other documents supplied to the Participant in connection with the offer to the Participant of the Options is provided as factual information only and as such is not intended to induce the Participant to accept to enter into this Agreement. Any such information does not give or purport to give any indication of the likely future financial success or performance of the Company and historical financial information gives no indication of future financial performance. The Options are not intended to qualify for the favorable tax and social security treatment in France applicable to options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code. Should the Participant be in any doubt as to the contents of the offer of this Option award or what course of action to take in relation to the offer, the Participant is recommended to immediately seek his or her own personal financial advice from his or her stockbroker, bank manager, solicitor, accountant or other independent financial advisor duly authorized by the competent authorities or bodies.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which has been or will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

French Language Provision

By signing and returning this Agreement, the Participant confirms having read and understood the documents relating to the Plan and the Agreement which were provided to the Participant in English language. The Participant accepts the terms of those documents accordingly.
En signant et renvoyant ce Contrat vous confirmez ainsi avoir lu et compris les documents relatifs au Plan qui vous ont été communiqués en langue anglaise. Vous en acceptez les termes en connaissance de cause.

GERMANY

Tax Indemnity

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The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, church tax or social security contributions) that is attributable to: (1) the grant or exercise of, or any benefit derived by the Participant from, the Option or the Shares which are the subject of the Option, (2) the transfer or issue of Shares to the Participant on exercise of the Option or any other benefit on exercise of the Option, or (3) the disposal of any Shares.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank.  If the Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for the Participant.  In addition, the Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis. Finally, the Participant must report on an annual basis if the Participant holds Shares that exceed 10% of the total voting capital of the Company.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.
ISRAEL

Data Protection

Nothing in the Notice of Stock Option Grant, Stock Option Agreement or Plan limits the obligations under the Privacy Protection Act, 5741-1981 (“PPA”) Chapter B.

The Participant acknowledges that the Company and its Subsidiaries may make the Data available to public authorities where required under locally applicable law.

SPAIN

Tax Withholding

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge or social security contributions) that is attributable to (1) the grant or exercise of, or any benefit derived by the Participant from, the Option or the Shares which are the subject of the Option, (2) the transfer or issue of Shares to the Participant on exercise of the Option or any other benefit on exercise of the Option, or (3) the disposal of any Shares.

The Options cannot be exercised until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the exercise of the Options and/or the acquisition of the Shares by the Participant. The Company
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shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

Whenever the Options are exercised and Shares are issued or transferred to the Participant, the Company shall notify the Participant of the amount of tax, if any, which must be withheld by the Company, any Subsidiary or the Employer, if different, under all applicable tax laws. At the discretion of the Company, the Options cannot be exercised until the Participant enters into an election with the Company, to either (a) remit a cash payment of the required amount to the Company, a Subsidiary or the Employer, as applicable; or (b) authorize the deduction of such amount from the Participant’s compensation (including, for the avoidance of doubt, other compensation that may be owed to the Participant by the Company, any Subsidiary or the Employer in connection with the performance of Services or otherwise due). Notwithstanding the prior sentence, with the consent of the administrator of the Plan, if relevant, and subject to any applicable legal conditions or restrictions, the Company or Subsidiary or Employer, as applicable, shall, upon the Participant’s request, accept surrender of a whole number of Shares issued hereunder (or other Shares held by the Participant) having a Fair Market Value, determined as of the date the amount of tax to be withheld is to be determined pursuant to any applicable tax laws (the “Tax Date”), not in excess of the minimum of tax required to be withheld by law to cover all or a portion of the applicable withholding taxes (with the remainder paid pursuant to the preceding sentence). Request for such surrender shall be made in writing in a form acceptable to the Administrator, if relevant, and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable Tax Date and (ii) once made, the election shall be irrevocable as to the particular Options for which the election is made. In case the Participant purports to be entitled to any tax reduction or allowance in connection with income derived from the Options, it shall promptly notify such circumstance to the Company, which shall factor, to the extent permitted by the applicable tax laws, the applicability of such reduction or allowance in the assessment of taxes to be withheld, subject in any event to the Participant’s compliance with any requirements imposed under applicable tax laws for their applicability (including the submission of tax forms or statements required to be delivered to the Company, a Subsidiary or the Employer, as applicable). Any adverse consequences to the Participant arising in connection with the share withholding procedure set forth herein, or with any representation made by the Participant relevant for the assessment of applicable withholding taxes, shall be the sole responsibility of the Participant.

No Transfer

Neither the Option (nor any right arising thereunder) are transferable and the Participant shall not sell, pledge, assign, hypothecate, transfer or otherwise dispose of the Option (nor any right arising thereunder) in any manner, and the Option shall be cancelled to the extent the Participant purports to so sell, pledge, assign, hypothecate, transfer or otherwise dispose of it.

Exchange Control and Tax Information Obligations

If the Participant acquires Shares issued pursuant to the exercise of the Options, the Participant must declare the acquisition of such securities to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras, by filing the corresponding D-5 form, within the following month to the date of acquisition of the Shares. This declaration is provided to the Ministry of Economy and Competitiveness for statistical purposes only.

In the event that the Shares acquired pursuant to the Plan and this Agreement represent more than 10% of the share capital of the Company and, provided that the net equity of the Company exceeds the statutory threshold, the Participant will have to make an annual declaration to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras about the
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development of the investment in non-resident entities by filing the corresponding D-8 form, within the first nine months of each calendar year.

In addition, in case the value of the assets held by the Participant in non-resident companies, including the Shares of the Company or the balance of transactions with non-resident companies, including the Company, exceeds the statutory threshold, the Participant must also periodically file a declaration of foreign transactions with the Statistics Department of the Bank of Spain. The periodicity of such filings will be determined by the amount of the transactions or balances held with non-resident entities.

Participants should consult their own tax advisors in relation to the tax implications derived from the award, holding or disposal of Options or Shares, and of their potential relocation to any other jurisdiction. The Company does not assume any responsibility therefor. The holding of certain rights or assets located overseas may be required to be reported on an annual basis by means of filing an information tax form (currently tax form number 720) and may be subject to Net Wealth Tax (Impuesto sobre el Patrimonio).

Data Privacy

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

UNITED KINGDOM

Employee Share Scheme

The Agreement forms the rules of the employee share scheme applicable to the United Kingdom based Participants of the Company and any Subsidiaries. Only employees of the Company or any Subsidiary of the Company are eligible to be granted Options or be issued Shares under the Agreement. Other service providers (including Consultants or Outside Directors) who are not employees are not eligible to receive Options under the Agreement in the United Kingdom. Accordingly, all references in the Agreement to the Participant’s service or termination of Service shall be interpreted as references to the Participant’s employment or termination of employment.

Special Tax Consequences

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes, employee’s National Insurance contributions or employer’s National Insurance contributions or equivalent social security contributions in any jurisdiction) that is attributable to: (1) the grant or exercise of, or any benefit derived by the Participant from, the Option or the Shares which are the subject of the Option, (2) the transfer or issue of Shares to the Participant on exercise of the Option or any other benefit on exercise of the Option, or (3) the disposal of any Shares.

The Options cannot be exercised until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the exercise of the Options and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.
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At the discretion of the Company, the Options cannot be exercised until the Participant has entered into an election with the Company (or his/her employer) (as appropriate) in a form approved by the Company and Her Majesty’s Revenue & Customs (a “Joint Election”) under which any liability of the Company and/or the employer for employer’s National Insurance contributions arising in respect of the granting, vesting, exercise of or other dealing in the Options, or the acquisition of Shares on exercise of the Options, is transferred to and met by the Participant.

The Participant undertakes that, upon request by the Company, he/she will join with his/her Employer in electing, pursuant to Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) that, for relevant tax purposes, the market value of the Shares acquired on any occasion will be calculated as if the shares were not restricted and Sections 425 to 430 (inclusive) of ITEPA are not to apply to such shares.

The Participant agrees that if the Participant does not pay or the Participant’s Employer or the Company does not withhold from the Participant the full amount of all taxes applicable to the taxable income of the Participant resulting from the grant of the Options, the exercise of the Options, or the issuance of Shares (the “UK Tax-Related Items”) that the Participant owes due to the exercise of the Options, or the release or assignment of the Options for consideration, or the receipt of any other benefit in connection with the Options (the “Taxable Event”) within 90 days after the Taxable Event, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, then the amount that should have been withheld shall constitute a loan owed by the Participant to the Employer, effective 90 days after the Taxable Event. The Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by the Participant, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to the Participant by the Employer, by withholding in Shares issued upon exercise of the Options or from the cash proceeds from the sale of Shares or by demanding cash or a cheque from the Participant. The Participant also authorizes the Company to delay the issuance of any Shares to the Participant unless and until the loan is repaid in full.

Notwithstanding the foregoing, if the Participant is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that the Participant is an officer or executive director and the UK Tax-Related Items are not collected from or paid by the Participant within 90 days of the Taxable Event, the amount of any uncollected UK Tax-Related Items may constitute a benefit to Participant on which additional income tax and National Insurance contributions may be payable. The Participant acknowledges that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

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VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL PERFORMANCE STOCK OPTION GRANT
Unless otherwise defined in this Notice of Global Performance Stock Option Grant (this “Notice”), any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
The individual named below (the “Participant”) has been granted an option (the “Option”) to purchase shares of Common Stock of the Company (“Shares”) under the Plan, subject to the terms and conditions of the Plan, the Global Performance Stock Option Award Agreement attached hereto as Exhibit B (the “Agreement”, which shall include and incorporate by reference any appendix thereto for Participant’s country (the “Appendix”)) and this Notice (which shall include and incorporate by reference the vesting and performance terms and conditions set forth on Exhibit A hereto (the “Vesting Appendix”)), which incorporates the Plan and the Agreement by reference.
Name:
Address
Grant Number:
Date of Grant:
Exercise Price Per Share (in US Dollars):
Target Number of Shares:
Maximum Number of Shares:
Type of Option:
Expiration Date:    [Veracyte to insert expiration date] The Option expires earlier if Participant’s Service terminates earlier, as provided in the Agreement.
Vesting Schedule:    Subject to the limitations set forth in this Notice, the Agreement and the Plan, the Option will vest and may be exercised, in whole or in part, in accordance with the Vesting Appendix.

By accepting (whether in writing, electronically or otherwise) the Option, Participant understands, acknowledges and agrees to the following:
The Option is granted under and governed by the terms and conditions of this Notice, the Agreement and the Plan.
The vesting of the Option pursuant to this Notice is subject to both Participant’s continuing Service and satisfaction of any vesting and performance terms and conditions as set forth in the Vesting Appendix. Participant’s Service is for an unspecified duration and can be terminated at any time (i.e., is “at-will”), except where otherwise prohibited by applicable law, and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. To the extent permitted by applicable law, the Vesting Schedule may change prospectively in the event that Participant’s Service status changes (including but not limited to Participant’s transition to working on a part-time basis)and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of equity awards or as determined by the Committee and to the extent permitted by applicable law. Notwithstanding the foregoing, except as otherwise required by applicable laws, (a) Participant’s Service does not terminate when Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing or if continued crediting of Service is required by the terms of the leave or by applicable law, but Participant’s Service does terminate when the approved leave ends, unless Participant immediately return to active work and (b) unless determined otherwise by the Committee, vesting of the Option will be suspended during any unpaid leave of absence.
The Option is granted by the Company at its sole discretion, and does not entitle Participant to further grant(s) of Option(s) or any other award(s) under the Plan or any other plan or program maintained by the Company or any Parent, Subsidiary or Affiliate.
Participant has read this Notice, the Agreement, the Plan and the Company’s policy covering transactions in the Company’s securities by Employees and/or Directors of the Company (the “Insider Trading Policy”), and agrees to comply with any such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
References to this Notice, the Agreement and the Plan include the electronic representation of each such document established and maintained by the Company or a third party designated by the Company. By accepting the Option, Participant consents to the electronic delivery and participation in the Plan as set forth in the Agreement.

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EXHIBIT A

Vesting Appendix
[Veracyte to insert applicable vesting and performance terms and conditions.]

EXHIBIT B
VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
GLOBAL PERFORMANCE STOCK OPTION AWARD AGREEMENT
Unless otherwise defined in the Notice of Global Performance Stock Option Grant (the “Notice”, which shall include and incorporate by reference the vesting and performance terms and conditions set forth on Exhibit A thereto (the “Vesting Appendix”)) to which this Global Performance Stock Option Award Agreement (this “Agreement”, which shall include and incorporate by reference any appendix hereto for Participant’s country (the “Appendix”)) is attached or this Agreement, any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
1.    Grant of Option. The Participant has been granted an Option to purchase Shares, subject to the terms and conditions of the Notice, this Agreement and the Plan. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if the Option is intended to be an ISO, to the extent that it exceeds the U.S. $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NQSO”).
2.    Term of Option; Vesting and Exercisability. The Option shall in any event expire on the Expiration Date set forth in the Notice, which date is no later than the close of business at Company headquarters the day immediately prior to the date ten (10) years after the Date of Grant (five (5) years after the Date of Grant if the Option is designated as an ISO in the Notice and Participant is a Ten Percent Stockholder on the Date of Grant), or on such earlier date following Participant’s termination of Service as provided in Section 3 below. Subject to the applicable provisions of the Notice, this Agreement and the Plan, the Option shall vest, subject to both Participant’s continuing Service and satisfaction of any vesting and performance terms and conditions as set forth in the Vesting Appendix, and may be exercised, in whole or in part, during its term in accordance with the Vesting Schedule as set forth in the Notice.
3.    Post-Termination Exercise Periods. In the event Participant’s Service terminates (the effective date of such termination, the “Termination Date”), the period during which Participant may exercise the Option following the Termination Date will be as set forth below. Participant is responsible for keeping track of these exercise periods following termination of Participant’s Service, as the Company will not provide further notice thereof.
(a)    General Rule. Except as provided in the Notice or as otherwise provided by the Committee, and subject to the Plan, if Participant’s Service terminates for any reason except for Cause (solely to the extent that the Committee provides for an earlier expiration as permitted by Section 3(d) below) or Participant’s death or Disability, then Participant may exercise Participant’s Options only to the extent that such Options would have been exercisable by Participant on the Termination Date no later than the close of business at Company headquarters on the date three (3) months after the Termination Date (with any exercise beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NQSO), but in any event no later than the Expiration Date of the Option as set forth in the Notice.
(b)    Death. Except as provided in the Notice or as provided otherwise by the Committee, and subject to the Plan, if Participant’s Service terminates because of Participant’s death (or Participant dies within three (3) months after Participant’s Service terminates except for Cause or because of the Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than the close of business at Company headquarters on the date twelve (12) months after the Termination Date, but in any event no later than the Expiration Date of the Option as set forth in the Notice.
(c)    Disability. Except as provided in the Notice or as provided otherwise by the Committee, and subject to the Plan, if Participant’s Service terminates because of Participant’s Disability, then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or the Participant’s legal representative or authorized assignee) no later than the close of business at Company headquarters on the date twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s Service terminates when the termination of employment is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the Expiration Date of the Option as set forth in the Notice.
(d)    Cause. If a Participant’s Service is terminated for Cause or if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Services), then the Committee may require in its sole discretion either contemporaneously with or after the Participant’s termination that Participant’s Options (whether or not vested) shall expire effective as of Participant’s Termination Date, but in any event no later than the expiration date of the Options. Unless otherwise provided in this Agreement, an employment agreement or other applicable agreement, Cause shall have the meaning set forth in the Plan.
(e)    Determination and Effect of Termination of Service. Except as provided in the Notice or as provided otherwise by the Committee, Participant’s Service will be deemed terminated as of the date Participant is no longer actively providing Services (regardless of the reason for such termination and notwithstanding any subsequent finding that such termination was invalid or in breach of employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any). Participant’s right to vest in the Option will terminate as of the Termination Date and Participant’s right to exercise the Option after the Termination Date, if any, will be measured from the Termination Date and will not be extended by any notice period or period of “garden leave” mandated under employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any. The Committee, in its sole discretion, determines when and whether Participant’s Service terminates for all purposes under this Agreement (including whether Participant may still be considered to be actively providing Services while on a leave of absence). If Participant does not exercise the Option prior to the Expiration Date as set forth in the Notice or within the applicable time period, if any, following termination of Participant’s Service as set forth in this Section 3, the Option shall terminate in its entirety.

4.    Exercise of Option.
(a)    Right to Exercise. Subject to Section 3 above, the Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of this Agreement and the Plan. The Option may not be exercised for a fraction of a Share.
(b)    Method of Exercise. To exercise the Option, Participant must deliver (i) an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan and (ii) payment of the aggregate Exercise Price (as set forth in the Notice) as to all Exercised Shares together with any Tax-Related Items withholding (as defined below), which delivery shall be in person, by mail, via electronic mail, transmission via online brokerage system or facsimile or by other authorized method designated by the Company. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such payment of the aggregate Exercise Price and any Tax-Related Items.
(c)    Issuance of Shares. No Shares shall be issued pursuant to the exercise of the Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed and any exchange control restrictions. Assuming such compliance, for United States income tax purposes the Exercised Shares shall be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
(d)    Exercise by Person Other than Participant. Provided the Company is satisfied that the Option has been transferred to such person in compliance with this Agreement, including but not limited to Section 6 below, exercise of the Option by a person other than Participant shall be subject to this Agreement, the Notice and the Plan, and must be undertaken in accordance with this Section 4 no later than the Expiration Date of the Option as set forth in the Notice or such earlier date as set forth in Section 3 above.
5.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant unless otherwise indicated:
(a)    cash;
(b)    personal check (representing readily available funds), wire transfer, or a cashier’s check;
(c)    if authorized by the Committee, by surrender of certificates for shares of Company stock that Participant owns, along with any forms needed to effect a transfer of those shares to the Company; the value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option Exercise Price. Instead of surrendering shares of Company stock, Participant may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to Participant. However, Participant may not surrender, or attest to the ownership of, shares of Company stock in payment of the Exercise Price of Participant’s Option if Participant’s action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes;
(d)    a “broker-assisted” or “same-day sale (i.e., through irrevocable directions (given by signing a special notice of exercise form provided by the Company) to a securities broker approved by the Company to sell all or part of the Shares covered by the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any Tax-Related Items, with the balance of the sale proceeds, if any, delivered to Participant unless otherwise provided in this Agreement); or
(e)    other method of payment as is permitted by applicable law and authorized by the Committee;
provided, however, that the Company may restrict the available methods of payment to facilitate compliance with applicable law or administration of the Plan. In particular, if Participant is located outside the United States, Participant should review the applicable provisions of the Appendix for any such restrictions that may currently apply.
6.    Limited Transferability of Option. Except as set forth in this section or unless otherwise permitted by the Committee on a case-by-case basis, the Option may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by Participant. Notwithstanding anything else in this section, if permitted by the Committee, in its sole discretion, a NQSO may be transferred by instrument to an inter vivos or testamentary trust in which the NQSO is to be passed to beneficiaries upon the death of the trustor (settlor), to a guardian on the disability or to an executor on death of the NQSO holder, or by gift or pursuant to domestic relations orders to Participant’s Immediate Family (as defined below), provided that any such permitted transferees may not transfer NQSOs to parties other than Participant or Participant’s Immediate Family (transfers between a Participant’s Immediate Family and between a Participant’s Immediate Family and Participant are permitted). For the sake of clarification, multiple transfers of NQSOs may be made, by gift or pursuant to domestic relations orders, back and forth between Immediate Family and a Participant pursuant to this section. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner sharing the same household, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or Participant) control the management of assets, and any other entity in which these persons (or Participant) own more than fifty percent (50%) of the voting interests. The Committee will allow Participant to transfer this Option only if both Participant and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by the Notice, this Agreement and the Plan. The terms of the Notice, this Agreement and the Plan shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.
7.    Tax Consequences. Participant acknowledges that there may be tax consequences related to the Option and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to exercise of the Option or disposition of the Shares in the jurisdiction where Participant is subject to tax.
(a)    Responsibility for Taxes. Participant acknowledges that, to the extent permitted by applicable law, regardless of any action taken by the Company or a Parent, Subsidiary or Affiliate employing or retaining the Participant (as applicable, the “ Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting in or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN EACH OF THE JURISDICTIONS, INCLUDING THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION, BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
(b)    Withholding. Prior to the relevant taxable or tax withholding event, as applicable, to the extent permitted by applicable law, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following:
i.    withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
ii.    withholding Shares to be issued upon exercise of the Option, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum statutory withholding amounts;
iii.    withholding from proceeds of the sale of Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent;
iv.    Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
v.    any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then prior to the Tax-Related Items withholding event the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for Participant’s tax jurisdiction(s). In the event of over-withholding, Participant will have no entitlement to the equivalent amount in Shares and may receive a refund of any over-withheld amount in cash (in accordance with applicable law. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Exercised Shares, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
(c)    Notice of Disqualifying Disposition of ISO Shares. If Participant is subject to Tax-Related Items in the United States and sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of any wages or other cash compensation paid to Participant by the Company and/or the Employer or any Parent, Subsidiary or Affiliate.
8.    Appendix. Notwithstanding any provisions in this Agreement, the Option will be subject to (a) the Vesting Appendix and (b) any special terms and conditions for Participant’s country, as set forth in the Appendix, which constitutes part of this Agreement. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.
9.    Compliance with Laws and Regulations; Legends. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares pursuant to this Option, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
10.    Plan Discretionary; Extraordinary Compensation. In accepting the Option, Participant acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Options or other equity awards, or benefits in lieu thereof, even if Options or other equity awards have been granted in the past;
(c)    all decisions with respect to future Option or other equity awards, if any, will be at the sole discretion of the Company;
(d)    the Option grant and Participant’s participation in the Plan shall not create a right to employment or service or be interpreted as forming or amending an employment or service contract with the Company, the Employer or any Parent, Subsidiary or Affiliate, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate, as applicable, to terminate Participant’s Service (if any);
(e)    the Option is granted as an incentive for future services and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, a Parent, Subsidiary or Affiliate;
(f)    Participant is voluntarily participating in the Plan;
(g)    the Option and any Shares acquired under the Plan, and income and value of same, are not intended to replace any pension rights or compensation;
(h)    the Option and any Shares acquired under the Plan and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, leave-related pay, pension or retirement or welfare benefits or similar mandatory payments;
(i)    unless otherwise agreed with the Company in writing, the Option and any Shares acquired under the Plan, and the income and value of same, are not granted as consideration for, or in connection with, any Service Participant provides as a director of the Company, its Parent, Subsidiary or Affiliate;
(j)    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
(k)    if the underlying Shares do not increase in value, the Option will have no value;
(l)    if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(m)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from Participant’s termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or retained or the terms of Participant’s employment or service agreement, if any);
(n)    unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and

(o)    neither the Company, the Employer nor any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.
11.    Data Privacy.
(a)    Data Privacy Consent. By electing to participate in the Plan via the Company’s online acceptance procedure, Participant is declaring that Participant agrees with the data processing practices described herein and consent to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other) data protection law perspective, for the purposes described herein.
(b)    Declaration of Consent. Participant understands that Participant needs to review the following information about the processing of Participant’s personal data by or on behalf of the Company, the Employer and/or any Parent, Subsidiary or Affiliate as described in this Agreement and any other Plan materials (the “Personal Data”) and declare Participant’s consent. As regards the processing of Participant’s Personal Data in connection with the Plan and this Agreement, Participant understands that the Company is the controller of Participant’s Personal Data.
(c)    Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about Participant for the purposes of allocating Shares and implementing, administering and managing the Plan. Participant understands that this Personal Data may include, without limitation, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor. The legal basis for the processing of Participant’s Personal Data, where required, will be Participant’s consent.
(d)    Stock Plan Administration Service Providers. Participant understands that the Company may transfer Participant’s Personal Data, or parts thereof, to an independent service provider based in the United States to assist the Company with the implementation, administration and management of the Plan. Participant understands and acknowledges that the Company’s service provider will open an account for Participant to receive and trade Shares acquired under the Plan and that Participant will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of Participant’s ability to participate in the Plan.
(e)    International Data Transfers. Participant understands that the Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan are based in the United States. Participant understands and acknowledges that Participant’s country may have enacted data privacy laws that are different from the laws of the United States. For example, the European Commission has issued only a limited adequacy finding with respect to the United States that applies solely if and to the extent that companies self-certify and remain self-certified under the EU/U.S. Privacy Shield program. The Company does not currently participate in the EU/U.S. Privacy Shield Program. The Company’s legal basis for the transfer of Participant’s Personal Data is Participant’s consent.

(f)    Data Retention. Participant understands that the Company will use Participant’s Personal Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax and securities laws. In the latter case, Participant understands and acknowledges that the Company’s legal basis for the processing of Participant’s Personal Data would be compliance with the relevant laws or regulations. When the Company no longer needs Participant’s Personal Data for any of the above purposes, Participant understands the Company will remove it from its systems.
(g)    Voluntariness and Consequences of Denial/Withdrawal of Consent. Participant understands that Participant’s participation in the Plan and Participant’s consent is purely voluntary. Participant may deny or later withdraw Participant’s consent at any time, with future effect and for any or no reason. If Participant denies or later withdraws Participant’s consent, the Company can no longer offer Participant participation in the Plan or offer other equity awards to Participant or administer or maintain such awards and Participant would no longer be able to participate in the Plan. Participant further understands that denial or withdrawal of Participant’s consent would not affect Participant’s status or salary as an employee or Participant’s career and that Participant would merely forfeit the opportunities associated with the Plan.
(h)    Data Subject Rights. Participant understands that data subject rights regarding the processing of Personal Data vary depending on the applicable law and that, depending on where Participant is based and subject to the conditions set out in the applicable law, Participant may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about Participant and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about Participant that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of Participant’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of Participant’s Personal Data in certain situations where Participant feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of Participant Personal Data that Participant has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or Participant’s employment and is carried out by automated means. In case of concerns, Participant understands that Participant may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, Participant’s rights, Participant understands that Participant should contact Participant’s local human resources representative.
(i)    Alternate Basis and Additional Consents. Finally, Participant understands that the Company may rely on a different basis for the collection, processing or transfer of Personal Data in the future and/or request that Participant provide another data privacy consent. If applicable, Participant agrees that upon request of the Company or the Employer, Participant will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from Participant for the purpose of administering Participant’s participation in the Plan in compliance with the data privacy laws in Participant’s country, either now or in the future. Participant understands and agrees that Participant will not be able to participate in the Plan if Participant fails to provide any such consent or agreement requested by the Company and/or the Employer.

12.    Insider Trading Restrictions/Market Abuse Laws. By participating in the Plan, Participant agrees to comply with the Company’s Insider Trading Policy (to the extent applicable to Participant). Depending on Participant’s country or the Company’s designated broker's country or the country where the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., the Option) or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancelation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant could be prohibited from (a) disclosing the inside information to any third party, which may include Participant’s fellow employees or service providers and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Insider Trading Policy. Participant is responsible for ensuring compliance with any applicable restrictions and should consult Participant’s personal legal advisor on this matter.
13.    Foreign Asset/Account or Tax Reporting; Exchange Controls. Participant’s country may have certain foreign asset/account or tax reporting requirements and/or exchange controls that may affect Participant’s ability to acquire or hold the Option or Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets, or transactions to the tax or other authorities in Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to Participant’s country through a Company designated broker or bank and/or within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to be compliant with such regulations and Participant understands and agrees that Participant should consult Participant’s personal legal and tax advisors for any details.
14.    Adjustment. In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by the Option and the Exercise Price per Share may be adjusted pursuant to the Plan.
15.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
16.    Award Subject to Company Clawback or Recoupment. The Option, including the Shares underlying the Option, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s Option (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s Option and the Shares underlying the Option.
17.    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s grant, vesting or exercise of the Option, participation in the Plan or acquisition or sale of the Shares underlying the Option. Participant acknowledges, understands and agrees that Participant should consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s grant, vesting in or exercise of the Option, participation in the Plan or acquisition or sale of the Shares underlying the Option before taking any action related thereto.
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18.    Consent to Electronic Delivery of All Plan Documents and Disclosures. By acceptance of the Notice (whether in writing, electronically or otherwise), Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant agrees to notify the Company upon any change in Participant’s residence address indicated in the Notice or any electronic mail address provided.
19.    Language. Participant acknowledges that Participant is sufficiently proficient in the English language, or has consulted with an advisor who is sufficiently proficient in the English language, so as to allow Participant to understand the terms and conditions of this Agreement, the Notice and the Plan. Further, if Participant has received this Agreement, the Notice or the Plan, or any other document related thereto, translated into a language other than the English language, and if the meaning of the translated version is different than the English language version, the English language version will control.
20.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
21.    Acknowledgements. The Company and Participant agree that the Option is granted under and governed by the Notice, the Plan and this Agreement, which incorporates the Plan and the Notice by reference. Participants acknowledges having received copies of and carefully read the Plan, the Plan prospectus, the Notice and this Agreement, and confirms Participant fully understands all provisions of such documents. Participant has had an opportunity to obtain the advice of counsel prior to executing the Notice, and hereby accepts the Option subject to all of the terms and conditions set forth in the Notice, this Agreement and the Plan.
22.    Severability. If one or more provisions of the Notice or this Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum
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extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, then (i) such provision shall be excluded from the Notice or this Agreement, as applicable, (ii) the balance of the Notice and this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Notice and this Agreement shall be enforceable in accordance with their terms.
23.    Governing Law and Venue. The Notice and this Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the Northern District of California or, if such court does not have subject matter jurisdiction, the courts of the State of California sitting in the County of San Francisco, and any appellate courts thereof. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
24.    Entire Agreement; Enforcement of Rights. The Notice, this Agreement (including the Appendix) and the Plan constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No adverse modification of or adverse amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
BY ACCEPTING THE OPTION, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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Appendix to the
Global Performance Stock Option Award Agreement
Veracyte, Inc. 2023 Equity Incentive Plan
Country-Specific Provisions

Capitalized terms, unless explicitly defined in this Appendix, shall have the meanings given to them in the Notice, the Agreement or the Plan.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Option granted to you under the Plan if you reside and/or work in one of the countries listed below.  If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency between countries after the Date of Grant, the Company will, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to you.

Notifications

This Appendix also includes information regarding securities, exchange control, foreign asset/account reporting and certain other issues of which you should be aware with respect to your participation in the Plan.  The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of June 2020. Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you exercise the Option or you sell Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your individual situation.

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

Finally, if you are a citizen or resident (or are considered as such for local tax purposes) of a country other than the one in which you are currently residing and/or working, or if you transfer employment and/or residency after the Date of Grant, the information contained herein may not be applicable to you in the same manner.

FRANCE

Tax Information

The Options are not intended to be French tax-qualified awards.

Exchange Control Information

The Participant must declare to the customs and excise authorities any cash and securities the Participant imports or exports without the use of a financial institution when the value of such cash or securities exceeds a certain amount. The Participant should consult with the Participant’s professional advisor. In addition, if the Participant is a French resident, the Participant may hold stock outside France provided the Participant declares all foreign bank and brokerage accounts on an annual basis (including the accounts that were open and those that were closed during the tax year) on a specific form in the Participant’s income tax return.

Securities Law

This offer does not require a prospectus to be submitted for approval to the Autorité des marchés financiers (“AMF”). The Participant may take part in the offer solely for his or her own account and any financial instruments thus acquired cannot be distributed directly or indirectly to the public otherwise than in accordance with Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Monetary and Financial Code. The information provided to the Participant in this Agreement, the Plan or other documents supplied to the Participant in connection with the offer to the Participant of the Options is provided as factual information only and as such is not intended to induce the Participant to accept to enter into this Agreement. Any such information does not give or purport to give any indication of the likely future financial success or performance of the Company and historical financial information gives no indication of future financial performance. The Options are not intended to qualify for the favorable tax and social security treatment in France applicable to options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code. Should the Participant be in any doubt as to the contents of the offer of this Option award or what course of action to take in relation to the offer, the Participant is recommended to immediately seek his or her own personal financial advice from his or her stockbroker, bank manager, solicitor, accountant or other independent financial advisor duly authorized by the competent authorities or bodies.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which has been or will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

French Language Provision

By signing and returning this Agreement, the Participant confirms having read and understood the documents relating to the Plan and the Agreement which were provided to the Participant in English language. The Participant accepts the terms of those documents accordingly.
En signant et renvoyant ce Contrat vous confirmez ainsi avoir lu et compris les documents relatifs au Plan qui vous ont été communiqués en langue anglaise. Vous en acceptez les termes en connaissance de cause.

GERMANY

Tax Indemnity

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax,
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withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, church tax or social security contributions) that is attributable to: (1) the grant or exercise of, or any benefit derived by the Participant from, the Option or the Shares which are the subject of the Option, (2) the transfer or issue of Shares to the Participant on exercise of the Option or any other benefit on exercise of the Option, or (3) the disposal of any Shares.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank.  If the Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for the Participant.  In addition, the Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis. Finally, the Participant must report on an annual basis if the Participant holds Shares that exceed 10% of the total voting capital of the Company.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.
ISRAEL

Data Protection

Nothing in the Notice of Stock Option Grant, Stock Option Agreement or Plan limits the obligations under the Privacy Protection Act, 5741-1981 (“PPA”) Chapter B.

The Participant acknowledges that the Company and its Subsidiaries may make the Data available to public authorities where required under locally applicable law.

SPAIN

Tax Withholding

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge or social security contributions) that is attributable to (1) the grant or exercise of, or any benefit derived by the Participant from, the Option or the Shares which are the subject of the Option, (2) the transfer or issue of Shares to the Participant on exercise of the Option or any other benefit on exercise of the Option, or (3) the disposal of any Shares.

The Options cannot be exercised until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the exercise of the Options and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

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Whenever the Options are exercised and Shares are issued or transferred to the Participant, the Company shall notify the Participant of the amount of tax, if any, which must be withheld by the Company, any Subsidiary or the Employer, if different, under all applicable tax laws. At the discretion of the Company, the Options cannot be exercised until the Participant enters into an election with the Company, to either (a) remit a cash payment of the required amount to the Company, a Subsidiary or the Employer, as applicable; or (b) authorize the deduction of such amount from the Participant’s compensation (including, for the avoidance of doubt, other compensation that may be owed to the Participant by the Company, any Subsidiary or the Employer in connection with the performance of Services or otherwise due). Notwithstanding the prior sentence, with the consent of the administrator of the Plan, if relevant, and subject to any applicable legal conditions or restrictions, the Company or Subsidiary or Employer, as applicable, shall, upon the Participant’s request, accept surrender of a whole number of Shares issued hereunder (or other Shares held by the Participant) having a Fair Market Value, determined as of the date the amount of tax to be withheld is to be determined pursuant to any applicable tax laws (the “Tax Date”), not in excess of the minimum of tax required to be withheld by law to cover all or a portion of the applicable withholding taxes (with the remainder paid pursuant to the preceding sentence). Request for such surrender shall be made in writing in a form acceptable to the Administrator, if relevant, and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable Tax Date and (ii) once made, the election shall be irrevocable as to the particular Options for which the election is made. In case the Participant purports to be entitled to any tax reduction or allowance in connection with income derived from the Options, it shall promptly notify such circumstance to the Company, which shall factor, to the extent permitted by the applicable tax laws, the applicability of such reduction or allowance in the assessment of taxes to be withheld, subject in any event to the Participant’s compliance with any requirements imposed under applicable tax laws for their applicability (including the submission of tax forms or statements required to be delivered to the Company, a Subsidiary or the Employer, as applicable). Any adverse consequences to the Participant arising in connection with the share withholding procedure set forth herein, or with any representation made by the Participant relevant for the assessment of applicable withholding taxes, shall be the sole responsibility of the Participant.

No Transfer

Neither the Option (nor any right arising thereunder) are transferable and the Participant shall not sell, pledge, assign, hypothecate, transfer or otherwise dispose of the Option (nor any right arising thereunder) in any manner, and the Option shall be cancelled to the extent the Participant purports to so sell, pledge, assign, hypothecate, transfer or otherwise dispose of it.

Exchange Control and Tax Information Obligations

If the Participant acquires Shares issued pursuant to the exercise of the Options, the Participant must declare the acquisition of such securities to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras, by filing the corresponding D-5 form, within the following month to the date of acquisition of the Shares. This declaration is provided to the Ministry of Economy and Competitiveness for statistical purposes only.

In the event that the Shares acquired pursuant to the Plan and this Agreement represent more than 10% of the share capital of the Company and, provided that the net equity of the Company exceeds the statutory threshold, the Participant will have to make an annual declaration to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras about the development of the investment in non-resident entities by filing the corresponding D-8 form, within the first nine months of each calendar year.

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In addition, in case the value of the assets held by the Participant in non-resident companies, including the Shares of the Company or the balance of transactions with non-resident companies, including the Company, exceeds the statutory threshold, the Participant must also periodically file a declaration of foreign transactions with the Statistics Department of the Bank of Spain. The periodicity of such filings will be determined by the amount of the transactions or balances held with non-resident entities.

Participants should consult their own tax advisors in relation to the tax implications derived from the award, holding or disposal of Options or Shares, and of their potential relocation to any other jurisdiction. The Company does not assume any responsibility therefor. The holding of certain rights or assets located overseas may be required to be reported on an annual basis by means of filing an information tax form (currently tax form number 720) and may be subject to Net Wealth Tax (Impuesto sobre el Patrimonio).

Data Privacy

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

UNITED KINGDOM

Employee Share Scheme

The Agreement forms the rules of the employee share scheme applicable to the United Kingdom based Participants of the Company and any Subsidiaries. Only employees of the Company or any Subsidiary of the Company are eligible to be granted Options or be issued Shares under the Agreement. Other service providers (including Consultants or Outside Directors) who are not employees are not eligible to receive Options under the Agreement in the United Kingdom. Accordingly, all references in the Agreement to the Participant’s service or termination of Service shall be interpreted as references to the Participant’s employment or termination of employment.

Special Tax Consequences

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes, employee’s National Insurance contributions or employer’s National Insurance contributions or equivalent social security contributions in any jurisdiction) that is attributable to: (1) the grant or exercise of, or any benefit derived by the Participant from, the Option or the Shares which are the subject of the Option, (2) the transfer or issue of Shares to the Participant on exercise of the Option or any other benefit on exercise of the Option, or (3) the disposal of any Shares.

The Options cannot be exercised until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the exercise of the Options and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

At the discretion of the Company, the Options cannot be exercised until the Participant has entered into an election with the Company (or his/her employer) (as appropriate) in a form
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approved by the Company and Her Majesty’s Revenue & Customs (a “Joint Election”) under which any liability of the Company and/or the employer for employer’s National Insurance contributions arising in respect of the granting, vesting, exercise of or other dealing in the Options, or the acquisition of Shares on exercise of the Options, is transferred to and met by the Participant.

The Participant undertakes that, upon request by the Company, he/she will join with his/her Employer in electing, pursuant to Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) that, for relevant tax purposes, the market value of the Shares acquired on any occasion will be calculated as if the shares were not restricted and Sections 425 to 430 (inclusive) of ITEPA are not to apply to such shares.

The Participant agrees that if the Participant does not pay or the Participant’s Employer or the Company does not withhold from the Participant the full amount of all taxes applicable to the taxable income of the Participant resulting from the grant of the Options, the exercise of the Options, or the issuance of Shares (the “UK Tax-Related Items”) that the Participant owes due to the exercise of the Options, or the release or assignment of the Options for consideration, or the receipt of any other benefit in connection with the Options (the “Taxable Event”) within 90 days after the Taxable Event, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, then the amount that should have been withheld shall constitute a loan owed by the Participant to the Employer, effective 90 days after the Taxable Event. The Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by the Participant, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to the Participant by the Employer, by withholding in Shares issued upon exercise of the Options or from the cash proceeds from the sale of Shares or by demanding cash or a cheque from the Participant. The Participant also authorizes the Company to delay the issuance of any Shares to the Participant unless and until the loan is repaid in full.

Notwithstanding the foregoing, if the Participant is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that the Participant is an officer or executive director and the UK Tax-Related Items are not collected from or paid by the Participant within 90 days of the Taxable Event, the amount of any uncollected UK Tax-Related Items may constitute a benefit to Participant on which additional income tax and National Insurance contributions may be payable. The Participant acknowledges that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.
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VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL RESTRICTED STOCK UNIT AWARD
Unless otherwise defined in this Notice of Global Restricted Stock Unit Award (this “Notice”), any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
The individual named below (the “Participant”) has been granted an award of Restricted Stock Units (the “RSUs”) for shares of Common Stock of the Company (“Shares”) under the Plan, subject to the terms and conditions of the Plan, the attached Global Restricted Stock Unit Award Agreement (the “Agreement”, which shall include and incorporate by reference any appendix thereto for Participant’s country (the “Appendix”)) and this Notice, which incorporates the Plan and the Agreement by reference.
Name:
Address
Vesting Commencement Date
Grant Number:
Date of Grant:
Total Number of Shares:
Expiration Date:    [Veracyte to insert expiration date] The RSUs expire earlier if Participant’s Service terminates earlier, as provided in the Agreement.
Vesting Schedule:    Subject to the limitations set forth in this Notice, the Agreement and the Plan, the RSUs will vest in accordance with the following schedule,: [Veracyte to insert vesting schedule]

[Include, as applicable: Notwithstanding the foregoing and if applicable, this RSU is also subject to Participant’s Change of Control and Severance Agreement to the extent in effect at the time of termination.]

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant understands, acknowledges and agrees to the following:
The RSUs are granted under and governed by the terms and conditions of this Notice, the Agreement and the Plan.
The vesting of the RSUs pursuant to this Notice is subject to Participant’s continuing Service. Participant’s Service is for an unspecified duration and can be terminated at any time (i.e., is “at-will”), except where otherwise prohibited by applicable law, and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. To the extent permitted by applicable law, the Vesting Schedule may change prospectively in the event that Participant’s Service status changes (including but not limited to Participant’s transition to working on a part-time basis) and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of equity awards or as determined by the Committee and to the extent permitted by applicable law. Notwithstanding the foregoing, except as otherwise required by applicable laws, (a) Participant’s Service does not terminate when Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing or if continued crediting of Service is required by the terms of the leave or by applicable law, but Participant’s Service does terminate when the approved leave ends, unless Participant immediately return to active work and (b) unless determined otherwise by the Committee, vesting of the RSUs will be suspended during any unpaid leave of absence.
The RSUs are granted by the Company at its sole discretion, and do not entitle Participant to further grant(s) of RSUs or any other award(s) under the Plan or any other plan or program maintained by the Company or any Parent, Subsidiary or Affiliate.
Participant has read this Notice, the Agreement, the Plan and the Company’s policy covering transactions in the Company’s securities by Employees and/or Directors of the Company (the “Insider Trading Policy”), and agrees to comply with any such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
References to this Notice, the Agreement and the Plan include the electronic representation of each such document established and maintained by the Company or a third party designated by the Company. By accepting the RSUs, Participant consents to the electronic delivery and participation in the Plan as set forth in the Agreement.

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VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined in the Notice of Global Restricted Stock Unit Award (the “Notice”) to which this Global Restricted Stock Unit Award Agreement (this “Agreement”, which shall include and incorporate by reference any appendix hereto for Participant’s country (the “Appendix”)) is attached or this Agreement, any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
1.    Grant of RSUs. Participant has been granted RSUs subject to the terms, restrictions and conditions of the Notice, this Agreement and the Plan.
2.    Settlement. The RSUs shall be settled on or as soon as administratively practicable following each applicable date of vesting under the vesting schedule set forth in the Notice (and in no event later than 2 1/2 months following the end of the year in which such vest date occurs). Settlement of RSUs shall be in Shares. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Agreement.
3.    No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.
4.    Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
5.    Non-Transferability of RSUs. Except as permitted by the Committee on a case-by-case basis, RSUs may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order.
6.    Determination and Effect of Termination of Service. Except as provided in the Notice or as otherwise provided by the Committee, if Participant’s Service terminates for any reason (the effective date of such termination, the “Termination Date”), Participant’s right to vest in the RSUs will terminate as of the Termination Date and all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate without credit for any partial period of Service or by any notice period or period of “garden leave” mandated under employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any, or payment of any consideration to Participant. Except as provided in the Notice or as provided otherwise by the Committee, Participant’s Service will be deemed terminated as of the date Participant is no longer actively providing Services (regardless of the reason for such termination and notwithstanding any subsequent finding that such termination was invalid or in breach of employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any). The Committee, in its sole discretion, determines when and whether Participant’s Service terminates for all purposes under this Agreement (including whether Participant may still be considered to be actively providing Services while on a leave of absence).
7.    Tax Consequences. Participant acknowledges that there may be tax consequences related to the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement of the RSUs or disposition of the Shares in the jurisdiction where Participant is subject to tax.

(a)    Responsibility for Taxes. Participant acknowledges that, to the extent permitted by applicable law, regardless of any action taken by the Company or a Parent, Subsidiary or Affiliate employing or retaining the Participant (as applicable, the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN EACH OF THE JURISDICTIONS, INCLUDING THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION.
(b)    Withholding. Prior to any relevant taxable or tax withholding event, as applicable, to the extent permitted by applicable law, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(i)    withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
(ii)    withholding Shares to be issued upon settlement of the RSU, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum statutory withholding amounts;
(iii)    withholding from proceeds of the sale of Shares acquired upon settlement of the RSU either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent;
(iv)    Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
(v)    any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then prior to the Tax-Related Items withholding event the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above, and unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this RSU will be (ii) above.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable
    2

withholding rates, including up to the maximum permissible statutory rate for Participant’s tax jurisdiction(s). In the event of over-withholding, Participant will have no entitlement to the equivalent amount in Shares and may receive a refund of any over-withheld amount in cash (in accordance with applicable law. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
8.    Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
9.    Appendix. Notwithstanding any provisions in this Agreement, the RSUs will be subject to any special terms and conditions for Participant’s country, as set forth in the Appendix, which constitutes part of this Agreement. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.
10.    Compliance with Laws and Regulations; Legends. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares pursuant to this RSU, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable
    3

law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
11.    Plan Discretionary; Extraordinary Compensation. In accepting the RSUs, Participant acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs or other equity awards, or benefits in lieu thereof, even if RSUs or other equity awards have been granted in the past;
(c)    all decisions with respect to future RSUs or other equity awards, if any, will be at the sole discretion of the Company;
(d)    the RSU grant and Participant’s participation in the Plan shall not create a right to employment or service or be interpreted as forming or amending an employment or service contract with the Company, the Employer or any Parent, Subsidiary or Affiliate, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate, as applicable, to terminate Participant’s Service (if any);
(e)    the RSUs are granted as an incentive for future services and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, a Parent, Subsidiary or Affiliate;
(f)    Participant is voluntarily participating in the Plan;
(g)    the RSUs and any Shares acquired under the Plan, and income and value of same, are not intended to replace any pension rights or compensation;
(h)    the RSUs and any Shares acquired under the Plan and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, leave-related pay, pension or retirement or welfare benefits or similar mandatory payments;
(i)    unless otherwise agreed with the Company in writing, the RSUs and any Shares acquired under the Plan, and the income and value of same, are not granted as consideration for, or in connection with, any Service Participant provides as a director of the Company, its Parent, Subsidiary or Affiliate;
(j)    the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
(k)    if the underlying Shares do not increase in value, the RSUs will not increase in value;
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(l)    Shares received in settlement of the RSUs may increase or decrease in value, even to zero;
(m)    no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from Participant’s termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or retained or the terms of Participant’s employment or service agreement, if any);
(n)    unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and
(o)    neither the Company, the Employer nor any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired thereupon.
12.    Data Privacy.
(a)    Data Privacy Consent. By electing to participate in the Plan via the Company’s online acceptance procedure, Participant is declaring that Participant agrees with the data processing practices described herein and consent to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other) data protection law perspective, for the purposes described herein.
(b)    Declaration of Consent. Participant understands that Participant needs to review the following information about the processing of Participant’s personal data by or on behalf of the Company, the Employer and/or any Parent, Subsidiary or Affiliate as described in this Agreement and any other Plan materials (the “Personal Data”) and declare Participant’s consent. As regards the processing of Participant’s Personal Data in connection with the Plan and this Agreement, Participant understands that the Company is the controller of Participant’s Personal Data.
(c)    Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about Participant for the purposes of allocating Shares and implementing, administering and managing the Plan. Participant understands that this Personal Data may include, without limitation, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor. The legal basis for the processing of Participant’s Personal Data, where required, will be Participant’s consent.
(d)    Stock Plan Administration Service Providers. Participant understands that the Company may transfer Participant’s Personal Data, or parts thereof, to an independent service provider based in the United States to assist the Company with the implementation, administration and management of the Plan. Participant understands and acknowledges that the Company’s service provider will open an account for Participant to receive and trade
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Shares acquired under the Plan and that Participant will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of Participant’s ability to participate in the Plan.
(e)    International Data Transfers. Participant understands that the Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan are based in the United States. Participant understands and acknowledges that Participant’s country may have enacted data privacy laws that are different from the laws of the United States. For example, the European Commission has issued only a limited adequacy finding with respect to the United States that applies solely if and to the extent that companies self-certify and remain self-certified under the EU/U.S. Privacy Shield program. The Company does not currently participate in the EU/U.S. Privacy Shield Program. The Company’s legal basis for the transfer of Participant’s Personal Data is Participant’s consent.
(f)    Data Retention. Participant understands that the Company will use Participant’s Personal Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax and securities laws. In the latter case, Participant understands and acknowledges that the Company’s legal basis for the processing of Participant’s Personal Data would be compliance with the relevant laws or regulations. When the Company no longer needs Participant’s Personal Data for any of the above purposes, Participant understands the Company will remove it from its systems.
(g)    Voluntariness and Consequences of Denial/Withdrawal of Consent. Participant understands that Participant’s participation in the Plan and Participant’s consent is purely voluntary. Participant may deny or later withdraw Participant’s consent at any time, with future effect and for any or no reason. If Participant denies or later withdraws Participant’s consent, the Company can no longer offer Participant participation in the Plan or offer other equity awards to Participant or administer or maintain such awards and Participant would no longer be able to participate in the Plan. Participant further understands that denial or withdrawal of Participant’s consent would not affect Participant’s status or salary as an employee or Participant’s career and that Participant would merely forfeit the opportunities associated with the Plan.
(h)    Data Subject Rights. Participant understands that data subject rights regarding the processing of Personal Data vary depending on the applicable law and that, depending on where Participant is based and subject to the conditions set out in the applicable law, Participant may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about Participant and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about Participant that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of Participant’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of Participant’s Personal Data in certain situations where Participant feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of Participant Personal Data that Participant has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or Participant’s employment and is carried out by automated means. In case of concerns, Participant understands that Participant may also have the right to lodge a complaint with the competent local data protection authority. Further, to
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receive clarification of, or to exercise any of, Participant’s rights, Participant understands that Participant should contact Participant’s local human resources representative.
(i)    Alternate Basis and Additional Consents. Finally, Participant understands that the Company may rely on a different basis for the collection, processing or transfer of Personal Data in the future and/or request that Participant provide another data privacy consent. If applicable, Participant agrees that upon request of the Company or the Employer, Participant will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from Participant for the purpose of administering Participant’s participation in the Plan in compliance with the data privacy laws in Participant’s country, either now or in the future. Participant understands and agrees that Participant will not be able to participate in the Plan if Participant fails to provide any such consent or agreement requested by the Company and/or the Employer.
13.    Insider Trading Restrictions/Market Abuse Laws. By participating in the Plan, Participant agrees to comply with the Company’s Insider Trading Policy (to the extent applicable to Participant). Depending on Participant’s country or the Company’s designated broker’s country or the country where the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., the RSUs) or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancelation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant could be prohibited from (a) disclosing the inside information to any third party, which may include Participant’s fellow employees or service providers and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Insider Trading Policy. Participant is responsible for ensuring compliance with any applicable restrictions and should consult Participant’s personal legal advisor on this matter.
14.    Foreign Asset/Account or Tax Reporting; Exchange Controls. Participant’s country may have certain foreign asset/account or tax reporting requirements and/or exchange controls that may affect Participant’s ability to acquire or hold the RSUs or Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets, or transactions to the tax or other authorities in Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to Participant’s country through a Company designated broker or bank and/or within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to be compliant with such regulations and Participant understands and agrees that Participant should consult Participant’s personal legal and tax advisors for any details.
15.    Adjustment. In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by the RSUs may be adjusted pursuant to the Plan.
16.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
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17.    Award Subject to Company Clawback or Recoupment. The RSUs, including the Shares underlying the RSUs, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs and the Shares underlying the RSUs.
18.    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s grant of the RSUs, participation in the Plan or acquisition or settlement of the Shares underlying the RSUs. Participant acknowledges, understands and agrees that Participant should consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s grant, vesting or settlement of the RSUs, participation in the Plan or acquisition or settlement of the Shares underlying the RSUs before taking any action related thereto.
19.    Consent to Electronic Delivery of All Plan Documents and Disclosures. By acceptance of the Notice (whether in writing, electronically or otherwise), Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant agrees to notify the Company upon any change in Participant’s residence address indicated in the Notice or any electronic mail address provided.
20.    Language. Participant acknowledges that Participant is sufficiently proficient in the English language, or has consulted with an advisor who is sufficiently proficient in the English language, so as to allow Participant to understand the terms and conditions of this Agreement, the Notice and the Plan. Further, if Participant has received this Agreement, the Notice or the Plan, or any other document related thereto, translated into a language other than the English language, and if the meaning of the translated version is different than the English language version, the English language version will control.
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21.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired upon settlement of the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
22.    Acknowledgements. The Company and Participant agree that the RSUs are granted under and governed by the Notice, the Plan and this Agreement, which incorporates the Plan and the Notice by reference. Participants acknowledges having received copies of and carefully read the Plan, the Plan prospectus, the Notice and this Agreement, and confirms Participant fully understands all provisions of such documents. Participant has had an opportunity to obtain the advice of counsel prior to executing the Notice, and hereby accepts the RSUs subject to all of the terms and conditions set forth in the Notice, this Agreement and the Plan.
23.    Severability. If one or more provisions of the Notice or this Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, then (i) such provision shall be excluded from the Notice or this Agreement, as applicable, (ii) the balance of the Notice and this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Notice and this Agreement shall be enforceable in accordance with their terms.
24.    Governing Law and Venue. The Notice and this Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the Northern District of California or, if such court does not have subject matter jurisdiction, the courts of the State of California sitting in the County of San Francisco, and any appellate courts thereof. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
25.    Entire Agreement; Enforcement of Rights. The Notice, this Agreement (including the Appendix) and the Plan constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No adverse modification of or adverse amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
BY ACCEPTING THE RSUs, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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Appendix to the
Global Restricted Stock Unit Agreement
Veracyte, Inc. 2023 Equity Incentive Plan
Country-Specific Provisions
Capitalized terms, unless explicitly defined in this Appendix, shall have the meanings given to them in the Notice, the Agreement or the Plan.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSUs granted to you under the Plan if you reside and/or work in one of the countries listed below.  If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency between countries after the Date of Grant, the Company will, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding securities, exchange control, foreign asset/account reporting and certain other issues of which you should be aware with respect to your participation in the Plan.  The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of June 2020. Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that the RSUs vest or you sell Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your individual situation.
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
Finally, if you are a citizen or resident (or are considered as such for local tax purposes) of a country other than the one in which you are currently residing and/or working, or if you transfer employment and/or residency after the Date of Grant, the information contained herein may not be applicable to you in the same manner.

FRANCE

Tax Information

The Stock Units are not intended to be French tax-qualified awards.

Exchange Control Information

The Participant must declare to the customs and excise authorities any cash and securities the Participant imports or exports without the use of a financial institution when the value of such cash or securities exceeds a certain amount. The Participant should consult with the Participant’s professional advisor. In addition, if the Participant is a French resident, the Participant may hold stock outside France provided the Participant declares all foreign bank and brokerage accounts on an annual basis (including the accounts that were open and those that were closed during the tax year) on a specific form in the Participant’s income tax return.

Securities Law

This offer does not require a prospectus to be submitted for approval to the Autorité des marchés financiers (“AMF”). The Participant may take part in the offer solely for his or her own account and any financial instruments thus acquired cannot be distributed directly or indirectly to the public otherwise than in accordance with Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Monetary and Financial Code. The information provided to the Participant in this Agreement, the Plan or other documents supplied to the Participant in connection with the offer to the Participant of the Stock Units is provided as factual information only and as such is not intended to induce the Participant to accept to enter into this Agreement. Any such information does not give or purport to give any indication of the likely future financial success or performance of the Company and historical financial information gives no indication of future financial performance. The Stock Units are not intended to qualify for the favorable tax and social security treatment in France applicable to options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code. Should the Participant be in any doubt as to the contents of the offer of this Stock Unit award or what course of action to take in relation to the offer, the Participant is recommended to immediately seek his or her own personal financial advice from his or her stockbroker, bank manager, solicitor, accountant or other independent financial advisor duly authorized by the competent authorities or bodies.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which has been or will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

French Language Provision.

By signing and returning this Agreement, the Participant confirms having read and understood the documents relating to the Plan and the Agreement which were provided to the Participant in English language. The Participant accepts the terms of those documents accordingly.

French translation: En signant et renvoyant ce Contrat vous confirmez ainsi avoir lu et compris les documents relatifs au Plan qui vous ont été communiqués en langue anglaise. Vous en acceptez les termes en connaissance de cause.

GERMANY

Tax Indemnity

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, church tax or social security contributions) that is attributable to (1) the grant or settlement of, or any benefit derived by the Participant from, the Stock Units, (2) the acquisition by the Participant of the Shares on settlement of the Stock Units, or (3) the disposal of any Shares.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank.  If the Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for the Participant.  In addition, the Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis. Finally, the Participant must report on an annual basis if the Participant holds Shares that exceed 10% of the total voting capital of the Company.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

ISRAEL

Data Protection

Nothing in this Agreement or the Plan limits the obligations under the Privacy Protection Act, 5741-1981 (“PPA”) Chapter B.

The Participant acknowledges that the Company and its Subsidiaries may make the Data available to public authorities where required under locally applicable law.

SPAIN

Tax Withholding

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, or social security contributions) that is attributable to (1) the grant or settlement of, or any benefit derived by the Participant from, the Stock Units, (2) the acquisition by the Participant of the Shares on settlement of the Stock Units, or (3) the disposal of any Shares.

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The Stock Units cannot be settled until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the vesting and settlement of the Stock Units and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

Whenever the Stock Units become vested or are settled in Shares, the Company shall notify the Participant of the amount of tax, if any, which must be withheld by the Company, any Subsidiary or the Employer, if different, under all applicable tax laws. At the discretion of the Company, the Stock Units cannot be settled until the Participant has entered into an election with the Company, to either (a) remit a cash payment of the required amount of taxes to the Company, a Subsidiary or the Employer, as applicable; or (b) authorize the deduction of such amount from the Participant’s compensation (including, for the avoidance of doubt, other compensation that may be owed to the Participant by the Company, any Subsidiary or the Employer in connection with the performance of Services or otherwise due). Notwithstanding the prior sentence, with the consent of the administrator of the Plan, if relevant, and subject to any applicable legal conditions or restrictions, the Company or Subsidiary or Employer, as applicable, shall, upon the Participant’s request, accept surrender of a whole number of Shares issued hereunder (or other Shares held by the Participant) having a Fair Market Value, determined as of the date the amount of tax to be withheld is to be determined pursuant to any applicable tax laws (the “Tax Date”), not in excess of the minimum of tax required to be withheld by law to cover all or a portion of the applicable withholding taxes (with the remainder paid pursuant to the preceding sentence). In case the Participant purports to be entitled to any tax reduction or allowance in connection with income derived from the Stock Units, it shall promptly notify such circumstance to the Company, which shall factor, to the extent permitted by the applicable tax laws, the applicability of such reduction or allowance in the assessment of taxes to be withheld, subject in any event to the Participant’s compliance with any requirements imposed under applicable tax laws for their applicability (including the submission of tax forms or statements required to be delivered to the Company, a Subsidiary or the Employer, as applicable). Request for such surrender shall be made in writing in a form acceptable to the administrator of the Plan, if relevant, and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable Tax Date and (ii) once made, the election shall be irrevocable as to the particular Shares for which the election is made. Any adverse consequences to the Participant arising in connection with the share withholding procedure set forth herein, or with any representation made by the Participant relevant for the assessment of applicable withholding taxes, shall be the sole responsibility of the Participant.

Exchange Control and Tax Information Obligations

If the Participant acquires Shares issued pursuant to the Stock Units, the Participant must declare the acquisition of such securities to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras, by filing the corresponding D-5 form, within the following month to the date of acquisition of the Shares. This declaration is provided to the Ministry of Economy and Competitiveness for statistical purposes only.

In the event that the Shares acquired pursuant to the Plan and this Agreement represent more than 10% of the share capital of the Company and, provided that the net equity of the Company exceeds the statutory threshold, the Participant will have to make an annual declaration to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras about the development of the investment in non-resident entities by filing the corresponding D-8 form, within the first nine months of each calendar year.

In addition, in case the value of the assets held by the Participant in non-resident companies, including the Shares of the Company or the balance of transactions with non-resident companies,
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including the Company, exceeds the statutory threshold, the Participant must also periodically file a declaration of foreign transactions with the Statistics Department of the Bank of Spain. The periodicity of such filings will be determined by the amount of the transactions or balances held with non-resident entities.

Participants should consult their own tax advisors in relation to the tax implications derived from the award, holding or disposal of Stock Units or Shares, and of their potential relocation to any other jurisdiction. The Company does not assume any responsibility therefor. The holding of certain rights or assets located overseas may be required to be reported on an annual basis by means of filing an information tax form (currently tax form number 720) and may be subject to Net Wealth Tax (Impuesto sobre el Patrimonio).

Data Privacy

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

UNITED KINGDOM

Employee Share Scheme

The Agreement forms the rules of the employee share scheme applicable to the United Kingdom based Participants of the Company and any Subsidiaries. Only employees of the Company or any Subsidiary of the Company are eligible to be granted Stock Units or be issued Shares under the Agreement. Other service providers (including Consultants or Outside Directors) who are not employees are not eligible to receive Stock Units under the Agreement in the United Kingdom. Accordingly, all references in the Agreement to the Participant’s service or termination of Service shall be interpreted as references to the Participant’s employment or termination of employment.

Special Tax Consequences

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes, employee’s National Insurance contributions or employer’s National Insurance contributions or equivalent social security contributions in any jurisdiction) that is attributable to (1) the grant or settlement of, or any benefit derived by the Participant from, the Stock Units, (2) the acquisition by the Participant of the Shares on the settlement of the Stock Units, or (3) the disposal of any Shares.

The Stock Units cannot be settled until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the vesting and settlement of the Stock Units and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

At the discretion of the Company, the Stock Units cannot be settled until the Participant has entered into an election with the Company (or his/her employer) (as appropriate) in a form approved by the Company and Her Majesty’s Revenue & Customs (a “Joint Election”) under which any liability of the Company and/or the employer for employer’s national insurance
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contributions arising in respect of the granting, vesting, settlement of or other dealing in the Stock Units, or the acquisition of Shares on the settlement of the Stock Units, is transferred to and met by the Participant.

The Participant undertakes that, upon request by the Company, he/she will join with his/her Employer in electing, pursuant to Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) that, for relevant tax purposes, the market value of the Shares acquired on any occasion will be calculated as if the shares were not restricted and Sections 425 to 430 (inclusive) of ITEPA are not to apply to such shares.

The Participant agrees that if the Participant does not pay or the Participant’s Employer or the Company does not withhold from the Participant the full amount of all taxes applicable to the taxable income of the Participant resulting from the grant of the Stock Units, the vesting of the Stock Units, or the issuance of Shares (the “Tax-Related Items”) that the Participant owes due to the vesting of the Stock Units, or the release or assignment of the Stock Units for consideration, or the receipt of any other benefit in connection with the Stock Units (the “Taxable Event”) within 90 days after the Taxable Event, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, then the amount that should have been withheld shall constitute a loan owed by the Participant to the Employer, effective 90 days after the Taxable Event. The Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by the Participant, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to the Participant by the Employer, by withholding in Shares issued upon vesting and settlement of the Stock Units or from the cash proceeds from the sale of Shares or by demanding cash or a cheque from the Participant. The Participant also authorizes the Company to delay the issuance of any Shares to the Participant unless and until the loan is repaid in full.

Notwithstanding the foregoing, if the Participant is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that the Participant is an officer or executive director and Tax-Related Items are not collected from or paid by the Participant within 90 days of the Taxable Event, the amount of any uncollected Tax-Related Items may constitute a benefit to Participant on which additional income tax and National Insurance contributions may be payable. The Participant acknowledges that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter.

Data Privacy

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

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VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL PERFORMANCE RESTRICTED STOCK UNIT AWARD
Unless otherwise defined in this Notice of Global Performance Restricted Stock Unit Award (this “Notice”), any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
The individual named below (the “Participant”) has been granted an award of Restricted Stock Units (the “RSUs”) for shares of Common Stock of the Company (“Shares”) under the Plan, subject to the terms and conditions of the Plan, the Global Performance Restricted Stock Unit Award Agreement attached hereto as Exhibit B (the “Agreement”, which shall include and incorporate by reference any appendix thereto for Participant’s country (the “Appendix”)) and this Notice (which shall include and incorporate by reference the vesting and performance terms and conditions set forth on Exhibit A hereto (the “Vesting Appendix”)), which incorporates the Plan and the Agreement by reference.
Name:
Address
Grant Number:
Date of Grant:
Target Number of Shares:
Maximum Number of Shares:
Expiration Date:    [Veracyte to insert expiration date] The RSUs expire earlier if Participant’s Service terminates earlier, as provided in the Agreement.
Vesting Schedule:    Subject to the limitations set forth in this Notice, the Agreement and the Plan, the RSUs will vest in accordance with the Vesting Appendix.

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant understands, acknowledges and agrees to the following:
The RSUs are granted under and governed by the terms and conditions of this Notice, the Agreement and the Plan.
The vesting of the RSUs pursuant to this Notice is subject to both Participant’s continuing Service and satisfaction of any vesting and performance terms and conditions as set forth in the Vesting Appendix. Participant’s Service is for an unspecified duration and can be terminated at any time (i.e., is “at-will”), except where otherwise prohibited by applicable law, and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. To the extent permitted by applicable law, the Vesting Schedule may change prospectively in the event that Participant’s Service status changes (including but not limited to Participant’s transition to working on a part-time basis) and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of equity awards or as determined by the Committee and to the extent permitted by applicable law. Notwithstanding the foregoing, except as otherwise required by applicable laws, (a) Participant’s Service does not terminate when Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing or if continued crediting of Service is required by the terms of the leave or by applicable law, but Participant’s Service does terminate when the approved leave ends, unless Participant immediately return to active work and (b) unless determined otherwise by the Committee, vesting of the RSUs will be suspended during any unpaid leave of absence.
The RSUs are granted by the Company at its sole discretion, and do not entitle Participant to further grant(s) of RSUs or any other award(s) under the Plan or any other plan or program maintained by the Company or any Parent, Subsidiary or Affiliate.
Participant has read this Notice, the Agreement, the Plan and the Company’s policy covering transactions in the Company’s securities by Employees and/or Directors of the Company (the “Insider Trading Policy”), and agrees to comply with any such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
References to this Notice, the Agreement and the Plan include the electronic representation of each such document established and maintained by the Company or a third party designated by the Company. By accepting the RSUs, Participant consents to the electronic delivery and participation in the Plan as set forth in the Agreement.

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EXHIBIT A

Vesting Appendix
[Veracyte to insert applicable vesting and performance terms and conditions.]

EXHIBIT B
VERACYTE, INC.
2023 EQUITY INCENTIVE PLAN
GLOBAL PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined in the Notice of Global Performance Restricted Stock Unit Award (the “Notice”, which shall include and incorporate by reference the vesting and performance terms and conditions set forth on Exhibit A thereto (the “Vesting Appendix”)) to which this Global Performance Restricted Stock Unit Award Agreement (this “Agreement”, which shall include and incorporate by reference any appendix hereto for Participant’s country (the “Appendix”)) is attached or this Agreement, any capitalized terms used herein shall have the meaning ascribed to them in the Veracyte, Inc. (the “Company”) 2023 Equity Incentive Plan (the “Plan”).
1.    Grant of RSUs. Participant has been granted RSUs subject to the terms, restrictions and conditions of the Notice, this Agreement and the Plan.
2.    Settlement. The RSUs shall be settled on or as soon as administratively practicable following each applicable date of vesting under the vesting schedule set forth in the Notice (and in no event later than 2 1/2 months following the end of the year in which such vest date occurs). Settlement of RSUs shall be in Shares. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Agreement.
3.    No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.
4.    Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
5.    Non-Transferability of RSUs. Except as permitted by the Committee on a case-by-case basis, RSUs may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order.
6.    Determination and Effect of Termination of Service. Except as provided in the Notice or as otherwise provided by the Committee, if Participant’s Service terminates for any reason (the effective date of such termination, the “Termination Date”), Participant’s right to vest in the RSUs will terminate as of the Termination Date and all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate without credit for any partial period of Service or by any notice period or period of “garden leave” mandated under employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any, or payment of any consideration to Participant. Except as provided in the Notice or as provided otherwise by the Committee, Participant’s Service will be deemed terminated as of the date Participant is no longer actively providing Services (regardless of the reason for such termination and notwithstanding any subsequent finding that such termination was invalid or in breach of employment laws in the jurisdiction where Participant provides Services or pursuant to the terms of Participant’s employment or other service agreement, if any). The Committee, in its sole discretion, determines when and whether Participant’s Service terminates for all purposes under this Agreement (including whether Participant may still be considered to be actively providing Services while on a leave of absence).
7.    Tax Consequences. Participant acknowledges that there may be tax consequences related to the RSUs and/or disposition of the Shares, if any, received in connection therewith, and
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Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement of the RSUs or disposition of the Shares in the jurisdiction where Participant is subject to tax.
(a)    Responsibility for Taxes. Participant acknowledges that, to the extent permitted by applicable law, regardless of any action taken by the Company or a Parent, Subsidiary or Affiliate employing or retaining the Participant (as applicable, the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN EACH OF THE JURISDICTIONS, INCLUDING THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION.
(b)    Withholding. Prior to any relevant taxable or tax withholding event, as applicable, to the extent permitted by applicable law, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(i)    withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
(ii)    withholding Shares to be issued upon settlement of the RSU, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum statutory withholding amounts;
(iii)    withholding from proceeds of the sale of Shares acquired upon settlement of the RSU either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent;
(iv)    Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
(v)    any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then prior to the Tax-Related Items withholding event the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above, and
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unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this RSU will be (ii) above.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for Participant’s tax jurisdiction(s). In the event of over-withholding, Participant will have no entitlement to the equivalent amount in Shares and may receive a refund of any over-withheld amount in cash (in accordance with applicable law. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
8.    Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
9.    Appendix. Notwithstanding any provisions in this Agreement, the RSUs will be subject to (a) the Vesting Appendix and (b) any special terms and conditions for Participant’s country, as set forth in the Appendix, which constitutes part of this Agreement. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.
10.    Compliance with Laws and Regulations; Legends. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if
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any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares pursuant to this RSU, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
11.    Plan Discretionary; Extraordinary Compensation. In accepting the RSUs, Participant acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs or other equity awards, or benefits in lieu thereof, even if RSUs or other equity awards have been granted in the past;
(c)    all decisions with respect to future RSUs or other equity awards, if any, will be at the sole discretion of the Company;
(d)    the RSU grant and Participant’s participation in the Plan shall not create a right to employment or service or be interpreted as forming or amending an employment or service contract with the Company, the Employer or any Parent, Subsidiary or Affiliate, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate, as applicable, to terminate Participant’s Service (if any);
(e)    the RSUs are granted as an incentive for future services and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, a Parent, Subsidiary or Affiliate;
(f)    Participant is voluntarily participating in the Plan;
(g)    the RSUs and any Shares acquired under the Plan, and income and value of same, are not intended to replace any pension rights or compensation;
(h)    the RSUs and any Shares acquired under the Plan and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, leave-related pay, pension or retirement or welfare benefits or similar mandatory payments;
(i)    unless otherwise agreed with the Company in writing, the RSUs and any Shares acquired under the Plan, and the income and value of same, are not granted as consideration for, or in connection with, any Service Participant provides as a director of the Company, its Parent, Subsidiary or Affiliate;
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(j)    the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
(k)    if the underlying Shares do not increase in value, the RSUs will not increase in value;
(l)    Shares received in settlement of the RSUs may increase or decrease in value, even to zero;
(m)    no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from Participant’s termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or retained or the terms of Participant’s employment or service agreement, if any);
(n)    unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and
(o)    neither the Company, the Employer nor any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired thereupon.
12.    Data Privacy.
(a)    Data Privacy Consent. By electing to participate in the Plan via the Company’s online acceptance procedure, Participant is declaring that Participant agrees with the data processing practices described herein and consent to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other) data protection law perspective, for the purposes described herein.
(b)    Declaration of Consent. Participant understands that Participant needs to review the following information about the processing of Participant’s personal data by or on behalf of the Company, the Employer and/or any Parent, Subsidiary or Affiliate as described in this Agreement and any other Plan materials (the “Personal Data”) and declare Participant’s consent. As regards the processing of Participant’s Personal Data in connection with the Plan and this Agreement, Participant understands that the Company is the controller of Participant’s Personal Data.
(c)    Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about Participant for the purposes of allocating Shares and implementing, administering and managing the Plan. Participant understands that this Personal Data may include, without limitation, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor. The legal basis for the processing of Participant’s Personal Data, where required, will be Participant’s consent.
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(d)    Stock Plan Administration Service Providers. Participant understands that the Company may transfer Participant’s Personal Data, or parts thereof, to an independent service provider based in the United States to assist the Company with the implementation, administration and management of the Plan. Participant understands and acknowledges that the Company’s service provider will open an account for Participant to receive and trade Shares acquired under the Plan and that Participant will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of Participant’s ability to participate in the Plan.
(e)    International Data Transfers. Participant understands that the Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan are based in the United States. Participant understands and acknowledges that Participant’s country may have enacted data privacy laws that are different from the laws of the United States. For example, the European Commission has issued only a limited adequacy finding with respect to the United States that applies solely if and to the extent that companies self-certify and remain self-certified under the EU/U.S. Privacy Shield program. The Company does not currently participate in the EU/U.S. Privacy Shield Program. The Company’s legal basis for the transfer of Participant’s Personal Data is Participant’s consent.
(f)    Data Retention. Participant understands that the Company will use Participant’s Personal Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax and securities laws. In the latter case, Participant understands and acknowledges that the Company’s legal basis for the processing of Participant’s Personal Data would be compliance with the relevant laws or regulations. When the Company no longer needs Participant’s Personal Data for any of the above purposes, Participant understands the Company will remove it from its systems.
(g)    Voluntariness and Consequences of Denial/Withdrawal of Consent. Participant understands that Participant’s participation in the Plan and Participant’s consent is purely voluntary. Participant may deny or later withdraw Participant’s consent at any time, with future effect and for any or no reason. If Participant denies or later withdraws Participant’s consent, the Company can no longer offer Participant participation in the Plan or offer other equity awards to Participant or administer or maintain such awards and Participant would no longer be able to participate in the Plan. Participant further understands that denial or withdrawal of Participant’s consent would not affect Participant’s status or salary as an employee or Participant’s career and that Participant would merely forfeit the opportunities associated with the Plan.
(h)    Data Subject Rights. Participant understands that data subject rights regarding the processing of Personal Data vary depending on the applicable law and that, depending on where Participant is based and subject to the conditions set out in the applicable law, Participant may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about Participant and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about Participant that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of Participant’s objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of Participant’s Personal Data in certain situations where Participant feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of
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Participant Personal Data that Participant has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or Participant’s employment and is carried out by automated means. In case of concerns, Participant understands that Participant may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, Participant’s rights, Participant understands that Participant should contact Participant’s local human resources representative.
(i)    Alternate Basis and Additional Consents. Finally, Participant understands that the Company may rely on a different basis for the collection, processing or transfer of Personal Data in the future and/or request that Participant provide another data privacy consent. If applicable, Participant agrees that upon request of the Company or the Employer, Participant will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from Participant for the purpose of administering Participant’s participation in the Plan in compliance with the data privacy laws in Participant’s country, either now or in the future. Participant understands and agrees that Participant will not be able to participate in the Plan if Participant fails to provide any such consent or agreement requested by the Company and/or the Employer.
13.    Insider Trading Restrictions/Market Abuse Laws. By participating in the Plan, Participant agrees to comply with the Company’s Insider Trading Policy (to the extent applicable to Participant). Depending on Participant’s country or the Company’s designated broker’s country or the country where the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., the RSUs) or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancelation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant could be prohibited from (a) disclosing the inside information to any third party, which may include Participant’s fellow employees or service providers and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Insider Trading Policy. Participant is responsible for ensuring compliance with any applicable restrictions and should consult Participant’s personal legal advisor on this matter.
14.    Foreign Asset/Account or Tax Reporting; Exchange Controls. Participant’s country may have certain foreign asset/account or tax reporting requirements and/or exchange controls that may affect Participant’s ability to acquire or hold the RSUs or Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets, or transactions to the tax or other authorities in Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to Participant’s country through a Company designated broker or bank and/or within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to be compliant with such regulations and Participant understands and agrees that Participant should consult Participant’s personal legal and tax advisors for any details.
15.    Adjustment. In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by the RSUs may be adjusted pursuant to the Plan.
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16.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
17.    Award Subject to Company Clawback or Recoupment. The RSUs, including the Shares underlying the RSUs, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs and the Shares underlying the RSUs.
18.    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s grant of the RSUs, participation in the Plan or acquisition or settlement of the Shares underlying the RSUs. Participant acknowledges, understands and agrees that Participant should consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s grant, vesting or settlement of the RSUs, participation in the Plan or acquisition or settlement of the Shares underlying the RSUs before taking any action related thereto.
19.    Consent to Electronic Delivery of All Plan Documents and Disclosures. By acceptance of the Notice (whether in writing, electronically or otherwise), Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail to the Company at Attn: Stock Plan Administration at the Company, 6000 Shoreline Court, Suite 300, San Francisco, California 94080, Email: stockadmin@veracyte.com, Telephone (650) 243-6300. Participant agrees to notify the Company upon any change in Participant’s residence address indicated in the Notice or any electronic mail address provided.
20.    Language. Participant acknowledges that Participant is sufficiently proficient in the English language, or has consulted with an advisor who is sufficiently proficient in the English language, so as to allow Participant to understand the terms and conditions of this Agreement, the Notice and the Plan. Further, if Participant has received this Agreement, the Notice or the Plan, or any other document related thereto, translated into a language other than the English
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language, and if the meaning of the translated version is different than the English language version, the English language version will control.
21.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired upon settlement of the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
22.    Acknowledgements. The Company and Participant agree that the RSUs are granted under and governed by the Notice, the Plan and this Agreement, which incorporates the Plan and the Notice by reference. Participants acknowledges having received copies of and carefully read the Plan, the Plan prospectus, the Notice and this Agreement, and confirms Participant fully understands all provisions of such documents. Participant has had an opportunity to obtain the advice of counsel prior to executing the Notice, and hereby accepts the RSUs subject to all of the terms and conditions set forth in the Notice, this Agreement and the Plan.
23.    Severability. If one or more provisions of the Notice or this Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, then (i) such provision shall be excluded from the Notice or this Agreement, as applicable, (ii) the balance of the Notice and this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Notice and this Agreement shall be enforceable in accordance with their terms.
24.    Governing Law and Venue. The Notice and this Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the Northern District of California or, if such court does not have subject matter jurisdiction, the courts of the State of California sitting in the County of San Francisco, and any appellate courts thereof. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
25.    Entire Agreement; Enforcement of Rights. The Notice, this Agreement (including the Appendix) and the Plan constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No adverse modification of or adverse amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
BY ACCEPTING THE RSUs, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
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Appendix to the
Global Performance Restricted Stock Unit Agreement
Veracyte, Inc. 2023 Equity Incentive Plan
Country-Specific Provisions
Capitalized terms, unless explicitly defined in this Appendix, shall have the meanings given to them in the Notice, the Agreement or the Plan.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSUs granted to you under the Plan if you reside and/or work in one of the countries listed below.  If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency between countries after the Date of Grant, the Company will, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding securities, exchange control, foreign asset/account reporting and certain other issues of which you should be aware with respect to your participation in the Plan.  The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of June 2020. Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that the RSUs vest or you sell Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your individual situation.
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
Finally, if you are a citizen or resident (or are considered as such for local tax purposes) of a country other than the one in which you are currently residing and/or working, or if you transfer employment and/or residency after the Date of Grant, the information contained herein may not be applicable to you in the same manner.

FRANCE

Tax Information

The Stock Units are not intended to be French tax-qualified awards.

Exchange Control Information

The Participant must declare to the customs and excise authorities any cash and securities the Participant imports or exports without the use of a financial institution when the value of such cash or securities exceeds a certain amount. The Participant should consult with the Participant’s professional advisor. In addition, if the Participant is a French resident, the Participant may hold stock outside France provided the Participant declares all foreign bank and brokerage accounts on an annual basis (including the accounts that were open and those that were closed during the tax year) on a specific form in the Participant’s income tax return.

Securities Law

This offer does not require a prospectus to be submitted for approval to the Autorité des marchés financiers (“AMF”). The Participant may take part in the offer solely for his or her own account and any financial instruments thus acquired cannot be distributed directly or indirectly to the public otherwise than in accordance with Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Monetary and Financial Code. The information provided to the Participant in this Agreement, the Plan or other documents supplied to the Participant in connection with the offer to the Participant of the Stock Units is provided as factual information only and as such is not intended to induce the Participant to accept to enter into this Agreement. Any such information does not give or purport to give any indication of the likely future financial success or performance of the Company and historical financial information gives no indication of future financial performance. The Stock Units are not intended to qualify for the favorable tax and social security treatment in France applicable to options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code. Should the Participant be in any doubt as to the contents of the offer of this Stock Unit award or what course of action to take in relation to the offer, the Participant is recommended to immediately seek his or her own personal financial advice from his or her stockbroker, bank manager, solicitor, accountant or other independent financial advisor duly authorized by the competent authorities or bodies.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which has been or will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

French Language Provision.

By signing and returning this Agreement, the Participant confirms having read and understood the documents relating to the Plan and the Agreement which were provided to the Participant in English language. The Participant accepts the terms of those documents accordingly.

French translation: En signant et renvoyant ce Contrat vous confirmez ainsi avoir lu et compris les documents relatifs au Plan qui vous ont été communiqués en langue anglaise. Vous en acceptez les termes en connaissance de cause.

GERMANY

Tax Indemnity

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, church tax or social security contributions) that is attributable to (1) the grant or settlement of, or any benefit derived by the Participant from, the Stock Units, (2) the acquisition by the Participant of the Shares on settlement of the Stock Units, or (3) the disposal of any Shares.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank.  If the Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for the Participant.  In addition, the Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis. Finally, the Participant must report on an annual basis if the Participant holds Shares that exceed 10% of the total voting capital of the Company.

Data Protection

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

ISRAEL

Data Protection

Nothing in this Agreement or the Plan limits the obligations under the Privacy Protection Act, 5741-1981 (“PPA”) Chapter B.

The Participant acknowledges that the Company and its Subsidiaries may make the Data available to public authorities where required under locally applicable law.

SPAIN

Tax Withholding

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, or social security contributions) that is attributable to (1) the grant or settlement of, or any benefit derived by the Participant from, the Stock Units, (2) the acquisition by the Participant of the Shares on settlement of the Stock Units, or (3) the disposal of any Shares.

The Stock Units cannot be settled until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the vesting and settlement of the Stock Units and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

Whenever the Stock Units become vested or are settled in Shares, the Company shall notify the Participant of the amount of tax, if any, which must be withheld by the Company, any Subsidiary or the Employer, if different, under all applicable tax laws. At the discretion of the Company, the Stock Units cannot be settled until the Participant has entered into an election with the Company, to either (a) remit a cash payment of the required amount of taxes to the Company, a Subsidiary or the Employer, as applicable; or (b) authorize the deduction of such amount from the Participant’s compensation (including, for the avoidance of doubt, other compensation that may be owed to the Participant by the Company, any Subsidiary or the Employer in connection with the performance of Services or otherwise due). Notwithstanding the prior sentence, with the consent of the administrator of the Plan, if relevant, and subject to any applicable legal conditions or restrictions, the Company or Subsidiary or Employer, as applicable, shall, upon the Participant’s request, accept surrender of a whole number of Shares issued hereunder (or other Shares held by the Participant) having a Fair Market Value, determined as of the date the amount of tax to be withheld is to be determined pursuant to any applicable tax laws (the “Tax Date”), not in excess of the minimum of tax required to be withheld by law to cover all or a portion of the applicable withholding taxes (with the remainder paid pursuant to the preceding sentence). In case the Participant purports to be entitled to any tax reduction or allowance in connection with income derived from the Stock Units, it shall promptly notify such circumstance to the Company, which shall factor, to the extent permitted by the applicable tax laws, the applicability of such reduction or allowance in the assessment of taxes to be withheld, subject in any event to the Participant’s compliance with any requirements imposed under applicable tax laws for their applicability (including the submission of tax forms or statements required to be delivered to the Company, a Subsidiary or the Employer, as applicable). Request for such surrender shall be made in writing in a form acceptable to the administrator of the Plan, if relevant, and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable Tax Date and (ii) once made, the election shall be irrevocable as to the particular Shares for which the election is made. Any adverse consequences to the Participant arising in connection with the share withholding procedure set forth herein, or with any representation made by the Participant relevant for the assessment of applicable withholding taxes, shall be the sole responsibility of the Participant.

Exchange Control and Tax Information Obligations

If the Participant acquires Shares issued pursuant to the Stock Units, the Participant must declare the acquisition of such securities to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras, by filing the corresponding D-5 form, within the following month to the date of acquisition of the Shares. This declaration is provided to the Ministry of Economy and Competitiveness for statistical purposes only.

In the event that the Shares acquired pursuant to the Plan and this Agreement represent more than 10% of the share capital of the Company and, provided that the net equity of the Company exceeds the statutory threshold, the Participant will have to make an annual declaration to the Spanish Direccion General de Política Comercial y de Inversiones Extranjeras about the development of the investment in non-resident entities by filing the corresponding D-8 form, within the first nine months of each calendar year.

In addition, in case the value of the assets held by the Participant in non-resident companies, including the Shares of the Company or the balance of transactions with non-resident companies,

including the Company, exceeds the statutory threshold, the Participant must also periodically file a declaration of foreign transactions with the Statistics Department of the Bank of Spain. The periodicity of such filings will be determined by the amount of the transactions or balances held with non-resident entities.

Participants should consult their own tax advisors in relation to the tax implications derived from the award, holding or disposal of Stock Units or Shares, and of their potential relocation to any other jurisdiction. The Company does not assume any responsibility therefor. The holding of certain rights or assets located overseas may be required to be reported on an annual basis by means of filing an information tax form (currently tax form number 720) and may be subject to Net Wealth Tax (Impuesto sobre el Patrimonio).

Data Privacy

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.

UNITED KINGDOM

Employee Share Scheme

The Agreement forms the rules of the employee share scheme applicable to the United Kingdom based Participants of the Company and any Subsidiaries. Only employees of the Company or any Subsidiary of the Company are eligible to be granted Stock Units or be issued Shares under the Agreement. Other service providers (including Consultants or Outside Directors) who are not employees are not eligible to receive Stock Units under the Agreement in the United Kingdom. Accordingly, all references in the Agreement to the Participant’s service or termination of Service shall be interpreted as references to the Participant’s employment or termination of employment.

Special Tax Consequences

The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes, employee’s National Insurance contributions or employer’s National Insurance contributions or equivalent social security contributions in any jurisdiction) that is attributable to (1) the grant or settlement of, or any benefit derived by the Participant from, the Stock Units, (2) the acquisition by the Participant of the Shares on the settlement of the Stock Units, or (3) the disposal of any Shares.

The Stock Units cannot be settled until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the vesting and settlement of the Stock Units and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

At the discretion of the Company, the Stock Units cannot be settled until the Participant has entered into an election with the Company (or his/her employer) (as appropriate) in a form approved by the Company and Her Majesty’s Revenue & Customs (a “Joint Election”) under which any liability of the Company and/or the employer for employer’s national insurance contributions arising in respect of the granting, vesting, settlement of or other dealing in the Stock Units, or the acquisition of Shares on the settlement of the Stock Units, is transferred to and met by the Participant.

The Participant undertakes that, upon request by the Company, he/she will join with his/her Employer in electing, pursuant to Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) that, for relevant tax purposes, the market value of the Shares acquired on any occasion will be calculated as if the shares were not restricted and Sections 425 to 430 (inclusive) of ITEPA are not to apply to such shares.

The Participant agrees that if the Participant does not pay or the Participant’s Employer or the Company does not withhold from the Participant the full amount of all taxes applicable to the taxable income of the Participant resulting from the grant of the Stock Units, the vesting of the Stock Units, or the issuance of Shares (the “Tax-Related Items”) that the Participant owes due to the vesting of the Stock Units, or the release or assignment of the Stock Units for consideration, or the receipt of any other benefit in connection with the Stock Units (the “Taxable Event”) within 90 days after the Taxable Event, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, then the amount that should have been withheld shall constitute a loan owed by the Participant to the Employer, effective 90 days after the Taxable Event. The Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by the Participant, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to the Participant by the Employer, by withholding in Shares issued upon vesting and settlement of the Stock Units or from the cash proceeds from the sale of Shares or by demanding cash or a cheque from the Participant. The Participant also authorizes the Company to delay the issuance of any Shares to the Participant unless and until the loan is repaid in full.

Notwithstanding the foregoing, if the Participant is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that the Participant is an officer or executive director and Tax-Related Items are not collected from or paid by the Participant within 90 days of the Taxable Event, the amount of any uncollected Tax-Related Items may constitute a benefit to Participant on which additional income tax and National Insurance contributions may be payable. The Participant acknowledges that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter.

Data Privacy

The Company and the Participant’s Employer will hold, collect and otherwise process certain data as set out in the Employer’s Employee Privacy Policy which will be provided to the Participant separately. All personal data will be treated in accordance with applicable data protection laws and regulations.